UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

April 26, 2018

Dear Fellow Shareholders:

You are cordially invited to attend the annual meeting of the stockholders (the “Annual Meeting”) of STAAR Surgical Company (“STAAR” or the “Company”). The Annual Meeting will be held on Thursday, June 14, 2018 at 8:30 a.m. (Pacific time), at STAAR’s headquarters at 1911 Walker Avenue, Monrovia, California, 91016.

2017 was a successful year for STAAR and its investors:

•	STAAR achieved record revenue of $90.6 million in 2017;

•	Net loss per share improved from ($0.30) in 2016 to ($0.05) in 2017; and

•	The Company’s stock price rose approximately 45% during the year (from $10.70 on January 3, 2017 to $15.50 on December 29, 2017).

During 2017, we completed our three year (2015 to 2017) transformational base business plan on target and finished the year with a solid foundation for growth. The 2017 investments in the clinical, quality, regulatory, research and development, commercial and operations infrastructure appreciably reinforced STAAR and contributed to our readiness for a stronger growth trajectory in 2018 and beyond. We began to realize this emerging strength in our ICL sales results in Q3 and Q4 of 2017 which combined accounted for 20% growth over the second half of 2016.

We begin 2018 with several exciting developments underway. We have new products in development, a pivotal clinical trial about to begin in Europe to validate the EVO Visian ICL EDOF lens for the treatment of Presbyopia, achieved recent three to five year compliance certifications from regulatory bodies representing Korea and Europe, accomplished additional and strengthened strategic cooperation partnerships around the globe and instituted myriad new programs for our Ophthalmic surgeons including upgraded certified training, practice development and consumer outreach support. We expect to bolster our strategic imperatives for 2018 with additional investment in commercial infrastructure expansion, clinical studies, regulatory compliance and consumer outreach, which we expect will result in a low double digit increase in operating expenses over 2017. We expect revenue growth resulting in greater than $100 million in revenue in fiscal 2018, fueled by anticipated ICL sales and unit growth in the mid-teens or greater percentage range. In 2018, we expect to continue strong positive cash flow and cash generation. We plan to improve our earnings as compared to 2017 and to achieve good progress on our sustained profitability promise, which we believe is realizable in the three-year planning cycle. Also, we will continue our strategic cooperation, practice development and certified training programs.

Overall, we are enthusiastic about 2018 and look forward to delivering another strong year for our shareholders.

Your vote is important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Please vote today either by telephone or Internet, or by signing, dating and mailing your proxy card, broker’s or other nominee’s voting instruction form in the envelop provided. Telephone or Internet voting permits you to vote at your convenience, 24 hours a day, seven days a week. Detailed voting instructions are included on the back of your proxy card, broker’s or other nominee’s voting instruction form.

I thank you for your continued investment and for the trust you’ve placed in us. We appreciate your support.

Sincerely,

Caren Mason
President and Chief Executive Officer

STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of STAAR Surgical Company (the “Annual Meeting”) will take place on Thursday, June 14, 2018, at 8:30 a.m. (Pacific time), at STAAR’s headquarters at 1911 Walker Avenue, Monrovia, California, 91016. The purpose of the meeting is to do the following:

1.	elect the following five director nominees for a term of office expiring at the 2019 annual meeting of stockholders or until their successors are duly elected and qualified: Stephen C. Farrell, Caren Mason, John C. Moore, Louis E. Silverman, and William P. Wall;

2.

approve the Amended and Restated STAAR Surgical Company Omnibus Equity Incentive Plan (the “Restated Plan”) which increases the number of shares of our common stock that are reserved for issuance under the plan by 2.235 million shares, among other changes;

3.	adopt amendments to the existing Amended and Restated Certificate of Incorporation (the “COI”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes;

4.	adopt amendments to the existing Amended and Restated Bylaws (the “Bylaws”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes;

5.	adopt amendments to the COI to increase the minimum number of authorized directors from three to five;

6.	adopt amendments to the Bylaws to increase the minimum number of authorized directors from three to five;

7.	adopt amendments to the COI to reflect that directors may be removed with or without cause;

8.	adopt amendments to the Bylaws to reflect that directors may be removed with or without cause;

9.	ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 28, 2018;

10.	hold an advisory vote to approve annual compensation program for non-employee directors and any increase to the annual compensation program by up to 10% over any two-year period;

11.	hold an advisory vote to approve STAAR’s compensation of its named executive officers; and

12.	transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors recommends a vote “FOR” items 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, and 11.

At the 2017 Annual Meeting, due to broker ‘non-votes’ by over 30% of shares outstanding, STAAR’s proposed amendments to the Certificate of Incorporation and Bylaws (Proposals 3, 4, 6, 7, 8 and 9 above) did not obtain the 66 2/3% affirmative approval required of all shares outstanding (although the proposals obtained over 60% approval of all shares outstanding and over 95% approval of all votes cast, except for Proposal No. 3 which received 81.99% approval of all votes cast).

Only stockholders of record at the close of business on April 16, 2018 (“stockholders”) are entitled to vote.

As stated in the enclosed Proxy Statement, we are soliciting proxies on behalf of the Board of Directors of STAAR. All proposals presented above are proposals of the Board of Directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 14, 2018

We want to ensure your shares are represented as we conduct a vote on the matters outlined in the proxy statement. If you are unable to attend the meeting, please cast your vote as soon as possible via:

-	The Internet at www.proxyvote.com (and following instructions on the proxy card);

-	By calling 1-800-690-6903; or

-	By mail if you request a paper copy of the materials, which will include a proxy card (please see the instructions on the Notice of Availability of Proxy Materials).

You can find our 2018 Proxy Statement, the proxy card and 2017 Annual Report on Form 10-K at www.proxyvote.com. To view materials via the Internet, please follow the instructions set forth on the Notice Regarding Internet Availability mailed on or about April 26, 2018 to all stockholders of record as of the close of business on April 16, 2018.

By Order of the Board of Directors,

Samuel Gesten
Chief Legal Officer and Secretary
Monrovia, California
April 26, 2018

STAAR SURGICAL COMPANY

TABLE OF CONTENTS

Page
Questions and Answers about the Annual Meeting and Voting	1

Security Ownership of Principal Stockholders and Management	6

Proposal No. 1: Election of Directors	8

Information Regarding Director Nominees and Executive Officers	8

Compensation of Directors	13

Corporate Governance	15

Compensation Committee Report	20

Compensation Discussion and Analysis	20

Compensation Tables	28

Employment Agreements	33

Employee Benefit Plans	35

Pay Ratio Disclosure	35

Review of Related Person Transactions	37

Audit Committee Report	37

Proposal No. 2: Approval of the Amended and Restated Omnibus Equity Incentive Plan	38

Proposal No. 3: Approval of Amended and Restated Certificate of Incorporation	46

Proposal No. 4: Approval of Amendments to Amend and Restated Bylaws	47

Proposal No. 5: Approval of Amended and Restated Certificate of Incorporation to Increase the Minimum Number of Authorized Directors	48

Proposal No. 6: Approval of Amended and Restated Bylaws to Increase the Minimum Number of Authorized Directors	49

Proposal No. 7: Approval of Amended and Restated Certificate of Incorporation to Reflect that Directors May Be Removed With or Without Cause	50

Proposal No. 8: Approval of Amended and Restated Bylaws to Reflect that Directors May Be Removed With or Without Cause	51

Proposal No. 9: Ratification of Independent Registered Public Accounting Firm	52

Proposal No. 10: Advisory Vote to Approve Annual Compensation Program for Non-Employee Directors and Any Increase to the Annual Compensation Program by up to Ten Percent (10%) over any Two-Year Period	54

Proposal No. 11: Advisory Vote to Approve Executive Compensation	56

Section 16(a) Beneficial Ownership Reporting Compliance	57

Appendix 1

Appendix 2

Appendix 3

STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 14, 2018 at 8:30 a.m. (Pacific Time)

The Board of Directors of STAAR Surgical Company is soliciting your proxy for use at the 2018 Annual Meeting of Stockholders to be held on Thursday, June 14, 2018 at 8:30 a.m. (Pacific time). The Board of Directors is making proxy materials available on the Internet to stockholders on or about April 26, 2018.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why are you providing this proxy statement?

A:	The Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 16, 2018—the “Record Date” for the Annual Meeting—and as such you are entitled to vote at the meeting. STAAR has made the proxy statement and related materials available to you on the Internet, in connection with this solicitation.

Q:	What is included in the proxy materials that I should read?

A:	The proxy materials include the following:

•	this Proxy Statement; and

•	our Annual Report on Form 10-K for fiscal year 2017.

Q:	What is the voting requirement to elect the directors and to approve each of the proposals?

A:	In Proposal No. 1, the election of directors, the five persons receiving the highest number of affirmative votes will be elected, subject to STAAR’s Director Resignation Policy. Abstentions and broker non-votes have no effect on the vote.

In Proposal No. 2, the approval of the Amended and Restated STAAR Surgical Company Omnibus Equity Incentive Plan to increase the number of shares of our common stock that are reserved for issuance under the plan by 2.235 million shares, and other changes, require the affirmative vote of a majority of votes cast. Abstentions and broker non-votes have no effect on this proposal.

In Proposal No. 3, the adoption of amendments to STAAR’s existing Amended and Restated Certificate of Incorporation (“COI”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes, requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 4, the approval of amendments to the Amended and Restated Bylaws (“Bylaws”) to effect certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes, requires the affirmative vote of holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 5, the adoption of an amendment to the COI to increase the minimum number of authorized directors from three to five, requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” this proposal. Brokers may vote on this proposal if not instructed by their clients.

In Proposal No. 6, the approval of an amendment to the Bylaws to increase the minimum number of authorized directors from three to five, requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” this proposal. Brokers may vote on this proposal if not instructed by their clients.

In Proposal No. 7, the approval of an amendment to the COI to reflect that directors may be removed with or without cause, requires the affirmative vote of holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 8, the approval of an amendment to the Bylaws so as to reflect that directors may be removed with or without cause, requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 9, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 28, 2018, requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of common stock present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” this proposal. Brokers may vote on this proposal if not instructed by their clients.

Proposal No.10 is an advisory vote to approve the annual compensation program for non-executive directors and any increase to the annual compensation program by up to 10% over any two-year period and requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of common stock present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” the proposal. Broker non-votes have no effect.

Proposal No.11 is an advisory vote to approve the compensation of our named executive officers and requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of common stock present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” the proposal. Broker non-votes have no effect.

Q:	What are “broker non-votes”?

A:	If a beneficial owner who holds shares in “street name” through a broker, bank or other nominee fails to give voting instructions to such broker, bank or other nominee for any matters submitted to stockholders at the 2018 Annual Meeting, such broker, bank or other nominee will be able to vote the beneficial owner’s shares on routine proposals such as the proposal to ratify the selection of our independent registered public accountant, but may not vote the shares on non-routine proposals. When a broker, bank or other nominee votes a client’s shares on routine proposals, those shares are counted for purposes of establishing a quorum for the meeting and for purposes of determining whether a routine proposal is approved, but they will not be counted toward the approval of non-routine proposals as to which brokers, banks and other nominees are not entitled to vote. These missing votes with respect to such non-routine proposals are called “broker non-votes.” Broker non-votes have a variable effect on the approval or disapproval of proposals depending upon the voting standard applicable to the proposal, as described above under the answers to the question, “What is the voting requirement to elect the directors and to approve each of the proposals?”

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares of STAAR common stock are registered directly in your name with STAAR’s transfer agent, American Stock Transfer & Trust Company, you are a stockholder of record with respect to those shares.

If you hold shares in a stock brokerage account or through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to instruct your broker, bank or nominee how to vote your shares by the various methods described below.

Q:	How do I vote before the Annual Meeting?

A:	There are three ways to vote before the meeting:

•	By Internet. If you have Internet access, we encourage you to submit a proxy to vote on www.proxyvote.com by following instructions on the proxy card.

•	By telephone. You may vote by making a toll-free telephone call from the U.S. or Canada to 1-800-690-6903.

•	By mail. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Please see the instructions on the Notice of Availability of Proxy Materials.

Q:	How can I vote at the Annual Meeting?

A:	If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote through a representative at the meeting by executing a proper proxy designating that person. The Board of Directors recommends that you grant a proxy via the Internet, telephone or by mail in case you are later unable to attend the Annual Meeting to ensure that your shares will be represented and voted. All properly executed and valid proxies will be voted at the annual meeting in accordance with the instructions provided by the stockholder granting the proxy. If you are a stockholder of record and submit a properly executed proxy but do not indicate your voting instructions, your shares will be voted as recommended by the Board of Directors in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you properly revoke your proxy prior to such time as described below.

If you are a beneficial owner and wish to vote in person, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot at the Annual Meeting.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock that you hold.

Q:	Can I cumulate votes for the election of directors?

A:	No, STAAR’s COI does not provide for cumulative voting for the election of directors. This means you have one vote for each share entitled to vote at the Annual Meeting for each of the five seats subject to election.

Q:	What can I do if I change my mind after I submit a proxy to vote my shares?

A:	If you change your mind after you submit your proxy to vote your shares, you can revoke your proxy before the Annual Meeting by any of the following methods:

•	By submitting a later-dated proxy with revised voting instructions over the Internet, by telephone or by mail before the shares are voted at the meeting (provided that proxies submitted over the Internet or by telephone will only be accepted until 11:59 p.m. on June 13, 2018)—only your last valid proxy will be counted.

•	If you are a record holder, by attending the Annual Meeting and voting in person; attending the Annual Meeting in person will not automatically revoke your proxy unless you vote again at the Meeting.

•	By delivering a written notice to STAAR’s Secretary at any time before your proxy is voted at the Annual Meeting revoking your proxy. Such notices should be mailed to the following address: Office of the Secretary, STAAR Surgical Company, 1911 Walker Ave., Monrovia, California 91016.

•	If you are a beneficial holder, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a valid proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot at the Annual Meeting.

Q:	Who will count the vote?

A:	An automated system independently maintained by Broadridge Financial Solutions, Inc. will tabulate the vote and submit the results to officers of STAAR who will be designated as the inspectors of election.

Q:	What constitutes a quorum?

A:	As of the Record Date, 41,612,465 shares of common stock of STAAR were issued and outstanding. A majority of the outstanding shares, or 20,806,234 shares, present in person or represented by proxy, constitutes a quorum for the purpose of electing directors and adopting proposals at the Annual Meeting. Stockholders of record that submit a properly executed and valid proxy will have their shares counted towards the quorum. Abstentions and broker non-votes are also included in establishing a quorum.

Q:	Who can attend the Annual Meeting?

A:	Any stockholder as of the Record Date may attend the Annual Meeting. Stockholders of record will be required to show valid identification. Beneficial owners may request admission in advance of the meeting by writing to the Office of the Secretary, STAAR Surgical Company, 1911 Walker Ave., Monrovia, California 91016, or faxing the request to (626) 358-3049. You must provide evidence of your ownership of shares with your request, which you can obtain from your broker, bank or nominee. We encourage you or your broker to fax your request and proof of ownership in order to avoid any mail delays.

Q:	What authority does my broker have to vote my shares?

A:	If you are a beneficial owner holding your shares through a broker, bank or other nominee, and you do not submit voting instructions to your broker, bank or nominee, the broker, bank or other nominee has the ability to vote your shares at the Annual Meeting on matters that are defined as “routine” under applicable rules. The ratification of the selection of BDO USA, LLP to serve as our independent registered public accountants is generally considered a routine matter. None of the other proposals at the Annual Meeting is considered routine and your broker, bank or other nominee has no authority to vote on such proposals without your instruction.

Q:	What happens if a nominee for director is unable to serve?

A:	If a nominee becomes unavailable for election—a circumstance we do not expect—the Proxy holders may vote for a substitute nominee designated by the Board of Directors.

Q:	When are stockholder proposals due for the 2019 Annual Meeting?

A:	If a stockholder seeks to include a proposal in the proxy statement for STAAR’s 2019 Annual Meeting, our corporate Secretary must receive the proposal at our offices at 1911 Walker Avenue, Monrovia, California 91016 no later than December 27, 2018 in a form that complies with the regulations of the Securities and

Exchange Commission (the “SEC”). If we advance or delay the date of the 2019 Annual Meeting more than 30 days from the anniversary date of the 2018 Annual meeting, stockholder proposals intended to be included in the proxy statement for the 2019 Annual Meeting must be received by us within a reasonable time before STAAR begins to print and mail the proxy statement for the 2019 Annual Meeting. If we determine that the date of the 2019 annual meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2018 Annual Meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q or in a Current Report on Form 8-K.

Q:	Can stockholders propose individuals to be considered as nominees for the 2018 Annual Meeting?

A:	Our Bylaws provide that, subject to certain defined exceptions, stockholders may nominate candidates for the Board of Directors or present other business at our annual meeting if they have given timely notice to the Secretary of STAAR, at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Stockholders are advised to review the Bylaws, which contain additional requirements with respect to advance notice of nominations and stockholder proposals.

Q:	Who bears the costs of soliciting proxies?

A:	STAAR will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies. We expect officers and regular employees of STAAR to communicate with stockholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, email or in person to request that Proxies be furnished. No additional compensation will be paid for these services. We will engage a proxy solicitation firm, MacKenzie Partners, Inc., to assist us in communicating with stockholders and others. We will compensate MacKenzie Partners for their services, and we expect their fees not to exceed $15,000. We will reimburse banks, brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners.

Q:	Will other business be presented at the Annual Meeting?

A:	As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the Proxy holders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy.

Q:	Can I obtain additional information on STAAR’s website?

A:	STAAR’s home page is http://staar.com. In the Investor Information—Corporate Governance area of the website you can find the following information:

•	Audit Committee Charter;

•	Compensation Committee Charter;

•	Nominating and Governance Committee Charter;

•	Code of Business Conduct and Ethics; and

•	Guidelines on Significant Corporate Governance Issues.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows, as of the Record Date, information concerning the shares of common stock beneficially owned by each person known by STAAR to be the beneficial owner of more than 5% of our Common Stock (other than directors and executive officers). This information is based on publicly available information filed with the SEC as of the Record Date.

Name and Address	Shares Beneficially Owned	Percent of Class (1)
Broadwood Partners, L.P. (2)	10,881,079	26.1%
724 Fifth Ave., 9th Floor New York, NY 10019
Putnam Investments, LLC (3)	6,297,047	15.1%
One Post Office Square Boston, MA 02109
Palo Alto Investors, LLC (4)	3,496,752	8.4%
470 University Ave. Palo Alto, CA 94301
Blackrock, Inc. (5)	2,609,981	6.3%
40 East 52nd Street New York, NY 10022

(1)	Based on 41,612,465 shares of common stock outstanding on the Record Date. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on the Record Date.
(2)	In its Form 4 filed June 30, 2016, with respect to its ownership of STAAR securities as of June 29, 2016, Broadwood Partners, L.P. state they beneficially own 10,855,179 shares and Neal C. Bradsher states he beneficially owns 25,900 shares.
(3)	In its Schedule 13G/A filed on February 7, 2018 with respect to its ownership of STAAR securities as of December 31, 2017, Putnam Investments, LLC and Putnam Investment Management, LLC state they have sole voting power as to no shares, shared voting power as to no shares, sole dispositive power as to 6,297,047 shares, and shared dispositive power as to no shares. The Putnam Advisory Company, LLC states that it has sole voting power as to no shares, shared voting power as to no shares, sole dispositive power as to no shares, and shared dispositive power as to no shares. Putnam Equity Spectrum Fund states that it has sole voting power as to no shares, shared voting power as to no shares, sole dispositive power as to 5,358,488 shares, and shared dispositive power as to no shares.
(4)	In its Schedule 13G/A filed February 14, 2018, with respect to its ownership of STAAR securities as of December 31, 2017, Patrick Lee, MD, Anthony Joonkyoo Yun, MD, and Palo Alto Investors, LLC state they have sole voting power as to no shares, shared voting power as to 3,496,752 shares, sole dispositive power as to no shares, and shared dispositive power as to 3,496,752 shares. Palo Alto Healthcare Master Fund II, L.P. states it has sole voting power as to no shares, shared voting power as to 2,207,678 shares, sole dispositive power as to no shares, and shared dispositive power as to 2,207,678 shares.
(5)	In its Schedule 13G/A filed January 23, 2018 with respect to its ownership of STAAR securities as of December 31, 2017, Blackrock, Inc. states that it has sole voting power as to 2,526,030 shares, shared voting power as to no shares, sole dispositive power as to 2,609,981 shares, and shared dispositive power as to no shares.

The following table shows, as of the Record Date, information with respect to the shares of Common Stock beneficially owned by (1) each director and director nominee, (2) each person who is named in the Summary Compensation Table below, and (3) all current executive officers and directors as a group. This information is based on publicly available information filed with the SEC as of the Record Date.

	Shares Beneficially Owned
Name (1)	Shares of Common Stock Owned (2) (#)	Shares Subject to Options Exercisable on or Before June 14, 2018(3) (#)	RSUs Vesting on or Before June 14, 2018 (#)	Total (#)	Percent of Class (4)
Louis E. Silverman**	23,369	56,335	—	79,704	*
Stephen C. Farrell**	—	61,375	—	61,375	*
John C. Moore**	126,140	64,123	—	190,263	*
William P. Wall**	17,544	39,512	—	57,056	*
Caren Mason	34,846	560,001	—	594,847	1.4%
Deborah Andrews	2,500	111,774	—	114,274	*
Hans Blickensdoerfer	113,783	167,638	—	281,421	*
Samuel Gesten	27,482	145,694	—	173,176	*
Keith Holliday	25,656	57,638	—	83,294	*
All current directors and executive officers as a group (9 individuals)	371,320	1,264,090	—	1,635,410	3.9%

*	Less than 1%.

**	Director or Nominee.
(1)	The business address of each person named is c/o STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016.
(2)	Pursuant to Rule 13d-3(a), includes all shares of Common Stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. STAAR believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by him or her, subject to community property laws, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.
(3)	In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, each listed person is deemed the beneficial owner of shares that the person has a right to acquire by exercise of a vested option or other right on or before June 14, 2018 (60 days after the Record Date).
(4)	Based on 41,612,465 shares of Common Stock outstanding on the stock records as of the Record Date. The percentages are calculated in accordance with Rule 13d-3(d)(1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before June 14, 2018 (60 days after the Record Date) are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage which any other listed person owns.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal No. 1 is for the election of Stephen C. Farrell, Caren Mason, John C. Moore, Louis E. Silverman, and William P. Wall as directors, each to serve until STAAR’s 2019 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, removal or retirement. The authorized number of directors is currently set at five members.

The Board of Directors has nominated Stephen C. Farrell, Caren Mason, John C. Moore, Louis E. Silverman, and William P. Wall for re-election to the Board. Each of these nominees has indicated his or her willingness to serve and, unless otherwise instructed, the Proxy holders will vote the Proxies received by them for those five nominees. If a nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any continuation, postponement or adjournment of the meeting, the Proxy holders will vote the Proxies for another nominee, if the current Board of Directors designates a nominee to fill the vacancy.

The qualifications of the individual directors upon which the Board of Directors based its nominations are described along with the biography of each nominee below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD
OF DIRECTORS’ NOMINEES.

INFORMATION REGARDING DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Director Nominees

Caren Mason

Director since June 2014

President and Chief Executive Officer since March 2015

Age 64

Background. Ms. Mason was elected to STAAR’s Board of Directors at its 2014 Annual Meeting, and she has served as STAAR’s Chief Executive Officer since March 1, 2015. From 2010 to 2012, Ms. Mason served as Chief Executive Officer of Verinata Health, Inc. (f/k/a Artemis Health, Inc.), a provider of non-invasive prenatal genetic sequencing tests for the early identification of fetal chromosomal abnormalities. In February 2013, Verinata was acquired by Illumina. Ms. Mason served as the President, Chief Executive Officer and a Director of Quidel Corporation from 2004 to 2009, a publicly traded company engaged in the development, manufacturing and marketing of rapid diagnostic solutions at the professional point of care in infectious diseases and reproductive health. Prior to joining Quidel, Ms. Mason provided consultative services from 2003 to 2004 for Eastman Kodak Health Imaging as a result of the sale of MiraMedica, Inc., to Eastman Kodak. She served as President and Chief Executive Officer for MiraMedica, Inc., an early phase start up developing computer aided detection software for breast cancer, from 2002 through 2003. Prior to her tenure with MiraMedica, Inc., Ms. Mason served as Chief Executive Officer of eMed Technologies of Lexington, Massachusetts, a teleradiology and picture archiving and communications systems business. Ms. Mason served as General Manager of the Women’s Healthcare business and as a General Manager in various capacities for the Services business of General Electric Healthcare from 1996 to 2000. Ms. Mason’s additional healthcare experience includes her tenure with Bayer AG/AGFA from 1989 to 1996 where she last held the positions of Senior Vice President for Bayer Corporate Health Care and Senior Vice President for the AGFA Technical Imaging Business Group. Ms. Mason began her career in healthcare with American Hospital Supply/Baxter Healthcare in sales, marketing and managerial roles from 1977 through 1988. Ms. Mason received her B.A. from Indiana University. Ms. Mason’s prior corporate governance experience includes both private and public boards with Verinata Health, eMed Technologies, MiraMedica and Quidel Corporation. She currently serves as a director of HealthTell, an early stage life sciences company, and on the Advisory Board for InDevR, Inc., a biotechnology company developing diagnostic and vaccine technologies.

Qualifications. The Board of Directors concluded that in addition to her broad healthcare background and medical device company expertise, Ms. Mason, STAAR’s Chief Executive Officer, should serve on its Board of Directors to provide a critical link between management and our Board. Before Ms. Mason became Chief Executive Officer, in 2014 the Board nominated her to serve as an independent director. Ms. Mason has nearly 35 years of senior executive experience at innovative healthcare, life sciences, diagnostic technology, and medical device companies.

Stephen C. Farrell

Director since January 2016

Age 53

Background. Mr. Farrell has served since 2011 as the Chief Executive Officer and a member of the Board of Director of Convey Health Solutions, a private equity sponsored technology-enabled healthcare business process outsourcer. Also, since 2012 he has served as a member of the Board of Directors of BioTime, Inc., a clinical stage biotechnology company focused in the field of regenerative medicine. From 2008 to 2009, Mr. Farrell served as the Executive Vice President and Chief Financial Officer for Stream Global Services, a business process outsourcer. From 1999 to 2007, Mr. Farrell served as President of PolyMedica Corporation, a publicly traded provider of diabetes supplies that was acquired by Medco Health Solutions in 2007. From 2007 to 2014, he served as a member of the Board of Directors of Questcor Pharmaceuticals, a biopharmaceutical company that was acquired by Mallinckrodt PLC. Mr. Farrell spent five years as a Senior Manager at PricewaterhouseCoopers auditing leading public companies from 1994 to 1999. He received his B.A. from Harvard University and earned a M.B.A. at the University of Virginia, Darden School of Business.

Qualifications. The Board of Directors concluded that Mr. Farrell should serve on the Board of Directors because he brings significant operating, financial and board experience to STAAR. He has a strong knowledge of healthcare, having led PolyMedica and Convey Health Solutions, and having served as Chairman of the Audit and Corporate Citizenship Committees for Questcor Pharmaceuticals and BioTime, Inc., and also would qualify as a financial expert. His expertise in healthcare distribution, accounting and financial stewardship will add a valuable skill set and strategic perspective to our Board.

John C. Moore

Director since January 2008

Age 74

Background. From December 2012 through December 2016, Mr. Moore served as a director and Chairman of the Board of Directors of Optovue, Inc., an ophthalmic medical device company. Since May 2014 Mr. Moore has served as Chief Technical Officer of TearSolutions, L.L.C., an ophthalmic pharmaceutical company. Between April 2005 and January 2007, Mr. Moore served as Chief Executive Officer of Notal Vision, an Israel-based ophthalmic company that develops diagnostic solutions for the early detection and monitoring of age-related macular degeneration (AMD). Mr. Moore served as the President and Chief Executive Officer of Laser Diagnostic Technologies, a manufacturer of ophthalmic diagnostic laser devices used for the early detection of glaucoma, from 2000 until 2004 when it was acquired by Carl Zeiss Meditec, Inc. Before this, Mr. Moore was a vice president at Alcon Laboratories, one of the largest companies in the ophthalmic surgical sector, where he was responsible for pursuing and executing strategic acquisitions and partnerships to broaden that company’s product portfolio. Mr. Moore also spent more than 10 years in various leadership roles at Carl Zeiss, Inc., a multinational ophthalmic company with primary businesses in optics, medical, scientific and semiconductor products. Mr. Moore received his B.S. in General Science from University of Rochester.

Qualifications. Mr. Moore’s extensive experience in the ophthalmic and medical device industries encompasses both large, well established companies and innovative start-ups. The Board of Directors concluded that Mr. Moore should serve on the Board of Directors because of his familiarity with relevant technical aspects of the ophthalmic industry and the challenges faced by emerging companies in the ophthalmic sector.

Throughout his tenure as a STAAR director, Mr. Moore has been an important resource for the Board of Directors, contributing valuable insights in numerous areas, including research and development and international operations in the medical device industry.

Louis E. Silverman

Director since September 2014

Age 59

Background. Since February 2014, Mr. Silverman has served as the Chairman and Chief Executive Officer of privately held Advanced ICU Care, Inc., a health care services company providing tele-ICU monitoring services to hospitals. From June 2012 through February 2014, Mr. Silverman served as a consultant and Board advisor for private equity investors and others regarding health care technology and health care technology service companies, and health care services portfolio investments. From September 2009 through June 2012, Mr. Silverman was Chief Executive Officer of Marina Medical Billing Services, Inc., a revenue cycle management company serving ER physicians nationally. Previously, from September 2008 through August 2009, Mr. Silverman served as President and Chief Executive Officer of Qualcomm-backed health care start-up LifeComm. From August 2000 through August 2008, Mr. Silverman served as the President and Chief Executive officer of Quality Systems, Inc., a publicly traded developer of medical and dental practice management and patient records software. From 1993 through 2000, he served as Chief Operating Officer of CorVel Corporation, a publicly traded national managed care services/technology company. Mr. Silverman earned a B.A. from Amherst College and an M.B.A. from Harvard Business School.

Qualifications. The Board of Directors concluded that Mr. Silverman should serve on the Board of Directors because he brings to the Board of Directors senior executive experience in leadership and corporate strategy from various healthcare technology and services companies.

William P. Wall

Director since September 2015

Age 55

Background. William P. Wall is the managing member of OQ Partners, LLC, a private investment firm based in Lexington, MA. Mr. Wall has served as a Director of Haynes International, Inc. since 2004 and is the Chairman of the Corporate Governance and Nominating Committee and a member of the Audit Committee and Compensation Committee. Mr. Wall also served as a director of Front Yard Residential Corporation from March 2016 to March 2018. From February 2006 until June 2015, Mr. Wall served as general counsel of Abrams Capital Management, LLC, a value-oriented investment firm headquartered in Boston. Prior to joining Abrams Capital, Mr. Wall was a partner at a hedge fund for two years and was employed with Fidelity Investments for seven years, concluding as a Managing Director in its private investment group. Mr. Wall began his career as an Associate at the law firm of Ropes & Gray. Previously, Mr. Wall served as a director of various Abrams Capital and Fidelity portfolio companies, including Prime Motor Group, Nations Equipment Finance, Arena Brands, The Strober Organization and Eightfold Capital Management. Mr. Wall received his B.A. from the University of Massachusetts at Amherst, and an M.P.A. and J.D. from Harvard University.

Qualifications. The Board of Directors concluded that Mr. Wall should serve on the Board of Directors because his legal, investment and regulatory experience has and is expected to continue to support STAAR’s on-going growth and development.

Committee Composition:

Below is a summary of our committee structure and membership information as of the date of this Proxy Statement.

Chairperson	Member	Financial Expert

Chairman of the Board	President, CEO

	Audit Committee	Nominating, Governance Committee	Compensation Committee
Louis E. Silverman
Stephen C. Farrell
Caren Mason
John C. Moore
William P. Wall

All of the directors listed in the chart are independent directors under the rules of the Securities and Exchange Commission and the Nasdaq Marketplace Rules, with the exception of Caren Mason, who serves as STAAR’s President and Chief Executive Officer.

Executive Officers

Deborah Andrews

Chief Financial Officer

Age 60

Ms. Andrews has served as Chief Financial Officer since September 2017. From April 2017 to September 2017 she served as STAAR’s interim Chief Financial Officer. Prior to that, from September 2013 to April 2017, she served as Chief Accounting Officer. From August 2005 to September 2013 she served as STAAR’s Vice President, Chief Financial Officer. She has been employed by STAAR since 1995, serving as Principal Financial Officer from April 2005 to August 2005, Global Controller from 2001 to 2005, Vice President, Finance, of STAAR Surgical AG (Switzerland) from 1999 to 2001, and Assistant Controller from 1995 to 1999. She previously served as an internal auditor for Bourns, Inc., a maker of electronic components, from 1994 to 1995, and an auditor for KPMG Peat Marwick from 1991 to 1994. Since April 2014 she has served on the Board of Directors and Audit and Compensation Committees of BioTime, Inc. Ms. Andrews earned her B.S. in Accounting from California State University, San Bernardino.

Hans-Martin Blickensdoerfer

Senior Vice President, Commercial Operations, Direct Markets Europe and China

Age 53

Mr. Blickensdoerfer, who joined STAAR in January 2005, has over 20 years’ experience in the ophthalmic device industry. Initially, he served as STAAR’s Vice President, International Marketing from 2005 to 2010, then from 2011 through 2015 he served as President, Europe, Middle East, Africa and Latin America. In 2016, he became Senior Vice President, Commercial Operations for Europe, Middle East, Africa, Latin America and China. Prior to joining STAAR, Mr. Blickensdoerfer served from January 2003 through December 2004 as Vice President of Sales and Marketing for Milvella Ltd., an Australia-based medical device maker, where his duties included both regional and worldwide business planning, product launches and management of European clinical studies. He worked from 2000 through 2002 for Novartis-CIBA Vision, an ophthalmic surgical company, as the Commercial Director for Europe, the Middle East and Africa. Between 1997 and early 2000 he worked for the Ophthalmic Surgical Division of Bausch & Lomb, Inc. as its Area Sales Manager for Central and Eastern

Europe. Prior to that time, he worked in sales and product management positions in the Ophthalmic Surgical Division of Chiron Vision and at Chiron Adatomed GmbH. Mr. Blickensdoerfer received his diploma in Marketing and International Management from the University of Mannheim in Germany. He is based in our Nidau, Switzerland facility.

Samuel Gesten

Chief Legal Officer and Secretary

Age 56

Mr. Gesten joined STAAR in April 2012 as Vice President, General Counsel and Secretary. In May 2014, he assumed the role Vice President of Business Development and Chief Legal Officer. In addition to his roles as Chief Legal Officer and Secretary, Mr. Gesten serves as Chief Compliance Officer. From 2009 through 2011, he served as Executive Vice President, General Counsel and as a member of the Executive Committee of Allergan, Inc. Prior to that, he spent 11 years at Thermo Fisher Scientific Inc. in a variety of positions, including General Counsel and Assistant Secretary of the Laboratory Products Group and Vice President, Deputy General Counsel. Prior to his work at Thermo Fisher, Mr. Gesten spent 11 years practicing law. He holds a B.A. in Economics from Brandeis University and a J.D. from Boston University.

Dr. Keith Holliday

Chief Technology Officer

Age 55

Dr. Keith Holliday joined STAAR in August 2015 as Vice President of Research and Development. In March 2017, he assumed the role of the Chief Technology Officer. From 2007 to his arrival at STAAR, he served as Vice President, Research and Development at ReVision Optics where he oversaw the development of their corneal inlay technology that includes a hydrogel inlay for presbyopia correction, delivery devices and clinical methodologies as well as managing first-in-man clinical studies. Previously, he was Director of Laser Technology at Advanced Medical Optics (AMO) and Staff Laser Scientist at VISX. Prior to joining VISX, Dr. Holliday worked primarily in academia. He obtained his first degree in Physics and Electronics from the University of Saint Andrews in Scotland and a Ph.D. from the Laser Physics Centre at the Australian National University. He spent three years at the Swiss Federal Institute of Technology, where he was primarily involved with the utilization of optically active polymers and crystals, to develop materials and techniques for very high density, holographic optical storage and computational systems. Dr. Holliday holds patents in excimer laser beam detection, control and profiling, and methods to correct presbyopia that synergistically take into account the epithelium’s response to corneal inlays, and he has also authored 37 peer reviewed publications in the scientific literature plus two book chapters and one single-authored book. He is considered an expert on presbyopia and served as a committee member for the International Society of Presbyopia.

COMPENSATION OF DIRECTORS

Non-employee directors are compensated as follows:

Annual Retainers	($)
Board Members	50,000
Board of Directors Chair	25,000
Audit Committee Chair	15,000
Compensation Committee Chair	15,000
Nominating and Governance Chair	15,000
Members of the Audit Committee, Compensation Committee, and Nominating and Governance Committee	5,000

In March 2018, following a review of benchmark data concerning non-employee director compensation of our peer group, our Board approved the following changes to the compensation program for non-employee directors: (i) an increase in the annual director’s fee for non-employee directors from $40,000 to $50,000, effective April 6, 2018; and (ii) an increase in the annual non-employee director equity grant from a fair market value of $100,000 to a fair market value of $110,000, based on a Black Scholes calculation as of the date of grant. In accordance with these changes, each non-employee director was granted an equity grant with a fair market value of $10,000 on March 15, 2018.

Each non-employee director annually chooses the form of equity he or she receives based on a Black Scholes value of stock options or the fair value of restricted stock. The annual option and restricted stock grants with a fixed value set at $100,000 were made on June 13, 2017 and were scheduled to vest in full on the earlier of the first anniversary of the grant date or the date of our next annual meeting of stockholders to elect directors. The March 15, 2018 ‘catch up’ equity grants were scheduled to vest in full on the earlier of the first anniversary of the grant date or the date of our next annual meeting of stockholders to elect directors. Equity grants are awarded pursuant to the Company’s Omnibus Equity Incentive Plan (Plan). Under the Plan, the total grant date fair value of equity-based awards granted to a non-employee director for services as a non-employee director during any fiscal year may not exceed $500,000.

The Board of Directors can change the compensation of directors at any time.

2017 Director Compensation

The table below summarizes 2017 compensation of each non-employee director for services as a director, committee member or chairperson, including fees earned or paid in cash, stock awards and stock options.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Stock Awards ($)(1)		Total ($)
Stephen C. Farrell	65,000	99,939	(2)	—		164,939
John C. Moore	50,000	—		100,003	(3)	150,003
Louis E. Silverman	85,000	49,972	(4)	49,997	(4)	184,969
William P. Wall	75,000	49,972	(5)	49,997	(5)	174,969

(1)	Dollar amounts in the Restricted Stock Awards and Option Awards columns reflect the grant date fair value with respect to stock awards and options granted during fiscal year 2017 in accordance with Financial Accounting Standards Board Codification Topic 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 11 to STAAR’s audited consolidated financial statements for the fiscal year ended December 29, 2017, included in STAAR’s Annual Report on Form 10-K.

(2)	Includes compensation related to the following: an option to purchase up to 19,841 shares of common stock, granted on June 13, 2017, which had a grant date fair value of $99,939. As of the end of fiscal year 2017, the aggregate number of option awards outstanding for Mr. Farrell was 60,169. No stock awards were outstanding.
(3)	Includes compensation related to the following: an award of 10,417 shares of restricted stock granted on June 13, 2017, which had a grant date fair value of $100,003. As of the end of fiscal year 2017, the aggregate number of stock and option awards outstanding for Mr. Moore were 10,417 and 52,500, respectively.

(4)	Includes compensation related to the following: an award of 5,208 shares of restricted stock granted on June 13, 2017, which had a grant date fair value of $49,997, and an option to purchase up to 9,921 shares of common stock, which had a grant date fair value of $49,972. As of the end of fiscal year 2017, the aggregate number of stock and option awards outstanding for Mr. Silverman were 5,208 and 49,921, respectively.
(5)	Includes compensation related to the following: an award of 5,208 shares of restricted stock, granted on June 13, 2017, which had a grant date fair value of $49,997, and an option to purchase up to 9,921 shares of common stock, which had a grant date fair value of $49,972. As of the end of fiscal year 2017, the aggregate number of stock and option awards outstanding for Mr. Wall were 5,208 and 33,391, respectively.

CORPORATE GOVERNANCE

Since our 2017 Annual Meeting of Stockholders, we have had ongoing dialog with a number of our investors on a variety of topics including potential director candidates and a variety of governance and operational enhancements.

Director Resignation Policy for Uncontested Election of Directors

In an uncontested election of directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to the Board of Directors following certification of the election results. Within 60 days following the certification of the election results, the Board of Directors, excluding the nominee or director in question, will decide, through a process managed by the Nominating and Governance Committee, whether to accept the resignation. Absent a compelling reason for the director to remain on the Board of Directors, the Board of Directors shall accept the resignation. The Board of Directors will promptly disclose its decision to accept or reject the tendered resignation, which disclosure shall include, if the tendered resignation is rejected, a summary of the reasons underlying their decision to reject the tendered resignation. The Board of Directors believes that this process enhances accountability to stockholders and responsiveness to stockholders’ votes, while allowing the Board appropriate discretion in considering whether a particular director’s resignation would be in the best interests of the Company and our stockholders in limited circumstances.

Special Meeting of Stockholders

Our Bylaws provide that a special meeting of stockholders (i) may be called, for any purpose or purposes, by the Board of Directors, the Chairman of the Board, or the President, and (ii) shall be called by the Secretary if appropriately requested by a person (or group of persons) beneficially owning in the aggregate at least 35% of the Company’s outstanding shares of common stock.

Stock Ownership Guideline

The Board of Directors has adopted guidelines relating to stock ownership. The Guideline provides that non-employee directors are expected, within three years of a non-employee director first joining the Board of Directors, to acquire and hold at least 10,000 shares of our common stock. Stock options do not count toward this requirement. From time to time the Board of Directors will consider and may reset the level of stock ownership that it considers appropriate for the guideline.

Code of Business Conduct and Ethics

STAAR has adopted a Code of Business Conduct and Ethics applicable to the principal executive officer and senior financial executives, including the Chief Financial Officer and the controller of STAAR, as well as all employees and directors of STAAR. The Code of Business Conduct and Ethics is published on our website, at www.staar.com, under “Investor Information—Corporate Governance.” We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct and Ethics applicable to senior executives on our website.

Board of Directors Leadership Structure

Since 2005 the Board of Directors has kept the positions of Chief Executive Officer and Chairman of the Board separate and followed a policy that the Chairman of the Board shall be an independent director. The Board of Directors believes that this separation of roles serves the interests of our stockholders at this time.

Board of Directors’ Role in Risk Oversight

The Board of Directors is charged with general oversight of the management of STAAR’s risks. Our management team is responsible for enterprise risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. When reviewing STAAR’s strategy, business plan, budgets and major transactions the Board of Directors continuously examines the elements of risk in each proposed activity. For example, the Board of Directors periodically reviews with management the Company’s activities to address cyber-risk. Each of the Board of Directors’ standing committees assists the Board of Directors in overseeing the management of risk in the area overseen by the committee. In particular, the Audit Committee assists the Board of Directors by reviewing periodic reports from management on the risks related to such matters as financial reporting, internal controls, revenue recognition, treasury management, information technology, insurable risks, and compliance with legal and regulatory requirements. The Compensation Committee oversees risks related to our compensation programs and policies. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, and succession planning for our directors.

Bonus Recoupment Policy

This policy includes standards for seeking the return, or “claw-back,” of bonus compensation paid to the Chief Executive Officer or Chief Financial Officer in certain circumstances following a restatement of STAAR’s financial statements. The policy provides that if the relevant officer is adjudicated to have engaged in intentional misconduct or fraud, and the Board of Directors determines that the wrongful conduct directly or indirectly made the restatement necessary, we will seek reimbursement of any excess incentive award or bonus paid on the basis of financial performance. The excess incentive award that may be recovered is the difference, if any, between the amount actually paid to the relevant officer and the amount that would have been paid to the officer had the incentive award been calculated based on the financial statements as restated. The claw-back cannot be sought if more than five years have elapsed since the payment of the affected award or bonus or following a change in control.

Compensation Policies and Practices Related to Risk Management

STAAR’s Compensation Committee and Board of Directors have analyzed and continue to monitor whether STAAR’s compensation practices with respect to executive officers or any of its employees create incentives for risk-taking that could harm STAAR or its business. The Compensation Committee and the Board of Directors have determined that STAAR’s compensation practices and policies do not create any risk that is reasonably likely to have a material adverse effect on STAAR.

Meetings of the Board of Directors

The Board of Directors held six meetings during 2017. During 2017, each director attended more than 75% of the total number of Board of Directors meetings and meetings of the committees on which they then served. In addition to Board of Directors meetings, directors are kept informed of our business through personal meetings and other communications, including telephone and electronic contacts with our Chief Executive Officer and others regarding matters of interest and concern to us and our stockholders. Independent directors meet when they deem necessary in an executive session without management and at such other times as may be requested by any independent director.

It is the policy of STAAR to require members of the Board of Directors to attend the Annual Meeting of stockholders, if practicable. All incumbent directors attended the 2017 Annual Meeting of stockholders.

Committees

The Board of Directors has three standing committees: an Audit Committee, a Nominating and Governance Committee, and a Compensation Committee. The Board of Directors has adopted a written charter for each committee to provide for its organization and procedures and to delegate requisite authority for the committee to carry out its purposes.

Nominating and Governance Committee

The principal purposes of the Nominating and Governance Committee are to help ensure that the Board of Directors is appropriately constituted to meet its fiduciary obligations to stockholders and STAAR, and that STAAR has and follows appropriate governance standards. To carry out these purposes, in accordance with its written charter, the Committee periodically does the following:

•	identifies individuals qualified to become directors, consistent with criteria approved by the Board of Directors;

•	recommends the director nominees to be selected by the Board of Directors for the next annual meeting of stockholders;

•	reviews best practices in corporate governance, and recommends to the Board of Directors stockholder-oriented improvements in corporate governance that may be applicable to STAAR; and

•	oversees the evaluation of the Board of Directors and management.

In addition to the candidates proposed by the Board of Directors or identified by the Committee, the Committee considers candidates for director suggested by our stockholders in accordance with the procedures described in the Questions and Answers section in response to the question: “Can stockholders propose individuals to be considered as nominees for the 2018 Annual Meeting?” Stockholder nominations that comply with those procedures and that meet the criteria outlined below will receive the same consideration that the Committee’s nominees receive.

The process for evaluating prospective nominees for director, including candidates recommended by stockholders, includes meetings from time to time to evaluate biographical information and background material relating to prospective nominees, interviews of selected candidates by members of the Nominating and Governance Committee and other members of the Board, and application of our general criteria for director nominees set forth in our Guidelines on Significant Corporate Governance Issues. These criteria include, among other things, the prospective nominee’s integrity, business or other experience and expertise, and independence.

In selecting nominees for the Board of Directors, the Committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate’s ability to contribute to the success of STAAR. The Nominating and Governance Committee believes that differences in background, professional experiences, education, skills and viewpoints will enhance the performance of the Board of Directors. The Company has not implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors. However, the Nominating and Governance Committee and the Board of Directors believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation. In considering nominees for service on the Board of Directors, the Nominating and Governance Committee takes into consideration the diversity of professional experience, background, viewpoints and skills of the current and prospective members of the Board of Directors. Examples of this include management experience, financial expertise, medical device industry experience, international experience, and educational background. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Committee believes that the backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities to assist the Board in fulfilling its responsibilities. The Nominating and Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors.

The Board of Directors’ nominees for the Annual Meeting have been recommended by the Committee and have been nominated by the Board of Directors. The Committee received no formal stockholder recommendations of candidates for election at the 2017 Annual Meeting.

The current members of the Nominating and Governance Committee are William P. Wall, who serves as chair, Stephen C. Farrell and Louis E. Silverman. Each member of the Nominating and Governance Committee is “independent” as that term is defined under the Listing Rules of the NASDAQ Stock Market. During 2017, the Nominating and Governance Committee held four meetings.

Compensation Committee

Under its written charter, the principal duties of the Compensation Committee are to help ensure that STAAR’s compensation of its senior executives satisfies the following principal requirements:

•	alignment with the compensation strategy of STAAR determined by the Board of Directors; and

•	enabling STAAR to compete in recruiting and retaining qualified executive officers.

The Compensation Committee makes recommendations to the Board of Directors on all decisions for the total direct compensation of the named executive officers of STAAR, including base salary, annual bonus, long-term equity compensation and perquisites. The Compensation Committee also generally approves company-wide pay increases and discretionary compensation that may be allocated to non-executive employees by management. The Committee also administers STAAR’s equity plan.

The current members of the Compensation Committee are Louis E. Silverman, who serves as chair, John C. Moore and William P. Wall. Each member of the Compensation Committee is “independent” as that term is defined under the Listing Rules of the NASDAQ Stock Market. During 2017, the Compensation Committee held four meetings.

Role of Compensation Consultant

The Compensation Committee has sole authority to retain and terminate a compensation consultant to assist in the evaluation of Chief Executive Officer or senior executive compensation. The Committee periodically consults with Radford, an Aon Hewitt business unit, regarding a variety of topics. The Compensation Committee has assessed the independence of Radford considering the factors set forth in applicable SEC rules and the Listing Rules of the NASDAQ Stock Market and has concluded no conflicts of interest were raised by the work performed by Radford.

Audit Committee

The principal duties of the Audit Committee are to oversee (i) the quality and integrity of STAAR’s financial statements, (ii) the qualifications and independence of STAAR’s independent registered public accounting firm, and (iii) the performance of STAAR’s independent registered public accounting firm. The Committee communicates with management throughout the year to help it assess the performance of STAAR’s independent registered public accounting firm for consideration of re-engagement in future years.

The current members of the Audit Committee are Stephen C. Farrell who serves as chair, John C. Moore, and William P. Wall. Each member of the Audit Committee is “independent” as that term is defined under the

Audit Committee rules of the SEC and the Listing Rules of the NASDAQ Stock Market. STAAR has determined that Messrs. Farrell and Wall each qualify as an “audit committee financial expert” under the rules of the SEC. In 2017, the Audit Committee met eight times.

Stockholder Communications with Directors

Stockholders may communicate with the chairman of the Board of Directors, the chairman of our Audit Committee or the chairman of our Nominating and Governance Committee, or with our outside directors as a group, by writing to such persons c/o Office of the Secretary, STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016.

The corporate Secretary distributes communications to the Board of Directors or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as the following:

•	junk mail and mass mailings;

•	new product suggestions; and

•	resumes and other forms of job inquiries.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in STAAR’s Proxy Statement for 2018.

The Compensation Committee

Louis E. Silverman (Chairman)

John C. Moore

William P. Wall

April 26, 2018

COMPENSATION DISCUSSION AND ANALYSIS

General

The following Compensation Discussion and Analysis describes the material elements of compensation for the named executive officers identified in the compensation tables and related disclosures below.

The Compensation Committee of the Board of Directors, to which we refer in this discussion as the “Committee,” makes recommendations to the Board of Directors for the total direct compensation including the base salary, annual bonus, long-term equity compensation and perquisites of our named executive officers. Both the Board of Directors and the Committee exercise independent review in making judgments regarding executive compensation.

In 2017, our named executive officers were:

•	Caren Mason, President and Chief Executive Officer;

•	Deborah Andrews, Chief Financial Officer;

•	Keith Holliday, Chief Technology Officer;

•	Samuel Gesten, Chief Legal Officer and Secretary;

•	Hans Blickensdoerfer, Senior Vice President, Commercial Operations, Europe and China; and

•	Stephen Brown, former Chief Financial Officer.

2017 key accomplishments included:

•	We achieved record revenue for the year.

•	We achieved 17% growth in ICL unit sales, including 20% year over year growth in the second half of 2017.

•	We reduced our net loss per share from ($0.30) in 2016 to ($0.05) in 2017, with Q3 2017 EPS of $0.03 and Q4 2017 EPS at breakeven ($0.00),

•	In the first quarter we notified the FDA that we had completed our remediation work and were ready for inspection.

•	In July, our Notified Body in the European Union, DEKRA, audited our facilities and then re-certified our facilities as compliant with ISO 13485, the quality standard applicable for medical devices, and re-certified the CE marking for all our currently certified and commercially available medical devices.

•	In November, DEKRA performed an unannounced audit and concluded that we remained in compliance.

•	We strengthened our leadership team with the appointment of respected surgeon and retired colonel Dr. Scott Barnes as STAAR’s first Chief Medical Officer.

•	We received CE Mark for our EVO+ Visian ICL™ with Aspheric (EDOF) Optic, for commercialization in the European Union from our Notified Body, DEKRA.

•	We completed a first-in-man clinical trial for the next generation ICL with EDOF and achieved positive results. As a result, in the first quarter of 2018, we commenced enrollment of a multi-site pivotal clinical trial in Europe to support CE Mark approval of a claim that our EVO+ Visian ICL with aspheric (EDOF) optic for the correction/reduction of presbyopia in patients who wish to improve their uncorrected distance, intermediate and near visual acuity with increased spectacle independence.

•	Clinical Affairs, Medical Affairs and Regulatory Affairs collected, analyzed, and filed clinical data with DEKRA that resulted in approvals that (i) STAAR may expand the age range for the EVO Visian family of ICLs indicated for the correction/reduction of myopia from adults aged 21 to 45 to adults aged 21 to 60 (notified in September 2017), and (ii) STAAR may change the Directions for Use of the myopic EVO Visian ICL family lowering the minimum anterior chamber depth (ACD) from 3.0 mm. to 2.8 mm (notified in January 2018). Each of these changes further increases the addressable market for the product family. These changes relate to EVO products marketed and sold in CE Mark countries (member countries of the European Union, the European Economic Area, and the European Free Trade Association) and in countries that permit regulatory market access based on the CE Mark only regulatory approval for marketing.

•	The EVO+ was approved for marketing and sales in India and Canada.

Compensation Program Objectives and Rewards

Compensation Philosophy. The Company is dedicated to pursuing a mix of near, medium, and longer-term business objectives designed to build and increase shareholder value. In the Committee’s deliberations on the Company’s compensation programs, management, other than the Chief Executive Officer, is involved only to the extent of providing Company performance and market information and recommendations. Our Chief Executive Officer does not participate in the determination of her own compensation, but she joins with the full Board of Directors in the determination of compensation of other named executive officers.

The Committee and management periodically reviews the Radford Global Life Sciences Survey as well as benchmark data regarding our peer group. This data is used to assess the general competitiveness of our recruiting and compensation programs, and to assist the Committee and the Board of Directors in making compensation decisions. The Committee has periodically utilized the services of Radford, a third-party consulting firm, as its compensation consultants since 2013.

The 2017 peer group which was originally recommended by Radford in 2013 and subsequently reviewed and recommended by the Committee and approved by the Board of Directors consisted of the following companies. Several companies in the original peer group are no longer included due to certain merger and acquisition activities in the industry. The members of our peer group for 2017 are:

AngioDynamics Anika Therapeutics AtriCure, Inc Cardiovascular Systems, Inc	CryoLife, Inc Cutera, Inc Merit Medical Systems, Inc Endologix, Inc

The peer group was chosen in 2013 on the basis of industry (medical devices), revenue (between .25x and 4.0x our revenue in 2013), and market capitalization (between .25x and 4.0x our market cap in 2013). We use our peer group as one element of reviewing the appropriateness and competitiveness of our executive compensation plan. Cynosure, Inc., Syneron Medical, Ltd., The Spectranetics Corporation, and Vascular Solutions, Inc. were previously included in the peer group, but were acquired and are no longer independent public corporations.

The Committee’s objective is to frame compensation policies and decisions based on (a) overall Company performance and (b) a target base salary at or near the 50th percentile of our peer companies and other industry benchmark data, and (c) a target for total compensation, consisting of base salary, cash bonus potential and long-term equity incentives, at or near the 75th percentile of our peer companies and other industry benchmark data based on achievement of Board-approved metrics.

2017 Results of Advisory Vote to Approve Compensation of Named Executive Officers. At our Annual Meeting held on June 13, 2017 stockholders representing approximately 97% of the voting power present in person or by proxy and entitled to vote on the proposal approved the compensation of our named executive officers. After considering our ability to retain our key executives, attract talented new executives, and the results of the advisory vote attained in 2017, the Committee concluded that we did not need to make substantial changes to the Company’s compensation policies. Nevertheless, the Committee periodically evaluates our compensation policies and considers from time to time changes that might more closely align the interests of our executive and other officers with our shareholders.

Elements of Compensation

The elements of compensation that may be earned by our named executive officers include base salary, annual cash bonus, and equity compensation. All components of each named executive officer’s compensation are annually reviewed in the context of company performance and individual performance.

Base Salaries. The Committee, with input from the Chief Executive Officer, reviews, considers and approves base salaries at a level necessary to attract and retain the talent the Company needs to achieve its plans. The Board of Directors generally reviews base salaries in the first quarter of each year and approves any changes based upon market data, executive performance, scope of responsibility, and past and potential contribution to our business. For 2017, named executive officer salaries increased 2-4% over 2016 levels, consistent with base salary increases company-wide and industry-wide, with the exception of Ms. Andrews whose salary increased by approximately 12% upon her promotion to Chief Financial Officer in October 2017.

Annual Cash Bonuses. A material element of each named executive officer’s compensation program is the opportunity to earn annual performance-based cash bonuses, which are earned based upon achievement of specific corporate financial and non-financial objectives. The Board of Directors has exclusive authority, acting on the recommendation of the Committee, to approve bonuses for our named executive officers based on performance against established financial and non-financial performance criteria.

For 2017, the Committee and the Board of Directors approved an Incentive Bonus Plan that is designed to be funded in whole or in part based on STAAR meeting or exceeding specific revenue, earnings per share (“EPS”), and quarterly as well as year-end cash-on-hand metrics and also meeting specific non-financial objectives. To allow for an accurate year-over-year comparison, and in recognition that over 90% of our revenue is generated outside the U.S., the Board of Directors in 2017 continued its practice of evaluating the Company’s revenue performance on a constant currency basis.

Each of the Company’s current named executive officers has an annual bonus target, as do other key contributors. The Committee reviews, considers and approves bonus targets for named executive officers based on market data and also considers changes in the scope of responsibility and overall performance of individual named executive officers.

Each named executive officer’s base salary and target bonus opportunity for 2017 is provided in the table below. The target bonuses, as a percentage of base salary, remained at the same level as in 2016 for each named executive officer, with the exception of Ms. Andrews whose target bonus opportunity increased from 40% to 45% upon her promotion to Chief Financial Officer in October 2017. Mr. Brown, the former Chief Financial Officer up until April 2017 is also included below.

Named Executive Officer	Base Salary	Target Bonus Payment	Target Bonus Percentage (1)
Caren Mason	$567,840	$425,880	75%
Deborah Andrews	$335,000	$150,750	45%
Keith Holliday	$355,368	$159,916	45%
Samuel Gesten	$349,524	$157,286	45%
Hans Blickensdoerfer	$348,829	$154,794	45%
Stephen Brown	$327,642	$147,439	45%

(1)	Target Bonus Percentage represents the potential bonus earned as a percentage of base salary in the event the Corporation fully achieves pre-established financial and non-financial metrics and goals, and thereby funds the bonus plan at 100%. The amount actually awarded to an officer, which can range from 0 to over 100% of target, varies primarily based on performance of the Corporation as a whole with respect to financial and non-financial measures, and is also subject to adjustment based on the Committee’s subjective evaluation of an officer’s contributions to those results based on atypical facts and circumstances.

The Board of Directors, after consultation with management, approves the revenue, EPS and year-end cash-on-hand targets and the non-financial strategic objectives annually. The attainment of these financial and non-financial objectives is evaluated by the Committee. The Board of Directors must review and approve all bonus recommendations for named executive officers presented by the Committee. The determination of annual bonuses for 2017 performance are described further below under the section entitled “2017 Bonus and Equity Determinations.” Over the past five years, no named executive officer has received a bonus in excess of 100% of their target.

Long-Term Equity Compensation. The Committee believes that long-term equity incentive awards serve to align the interests of the executive officers with the interests of our stockholders. Long-term equity incentive awards may be granted in the form of either stock options, restricted shares, restricted stock units or other types of equity or equity-linked compensation. In determining the size of equity grants to our named executive officers, the Committee considers recommendations of the Chief Executive Officer based on peer group data, individual performance and level of responsibility in the company, for those named executive officers reporting to her. For the Chief Executive Officer’s equity grant, the Committee considers company and individual performance as well as peer group data. The Committee recommends to the Board of Directors the allocation among the different forms of equity compensation. The equity grants made in 2017 are described further below under the section entitled “2017 Bonus and Equity Determinations.”

Stock options. Stock options, once granted, become valuable if the price of STAAR’s common stock rises above the exercise price at the time of grant. The exercise price of a stock is the closing price of the Company’s common stock on the NASDAQ Stock Market on the date of grant. Under the Company’s Omnibus Equity Incentive Plan (“Plan”) STAAR may not grant stock options having an exercise price below the fair market value of its common stock on the date of grant. STAAR does not grant stock options with a so-called “reload” feature. To encourage retention by providing a long-term incentive, the options typically vest ratably over a three-year period, and have a ten-year life.

Restricted shares/Restricted stock units. Restricted shares and restricted stock units are shares of common stock that STAAR grants subject to forfeiture over a specified period of time. The value of these incentive awards rises and falls with STAAR’s stock price. For time-vesting awards, restricted shares and restricted stock units are forfeited back to STAAR if the grantee’s service to STAAR terminates before the end of the vesting period. Vesting of restricted shares and restricted stock units occurs when the restricted period ends and the grantee obtains full rights of ownership over the shares. Time-vesting restricted shares and restricted stock units provides a long-term incentive by aligning the grantee’s interests with those of the stockholders and encouraging retention through the risk of forfeiture if the grantee ceases working for us during the vesting period.

2017 Bonus and Equity Determinations

As described above, the 2017 bonus plan was funded based upon how the Company performed against financial and non-financial goals pre-approved by the Board of Directors. The 2017 bonus plan included the following components:

a)	As a threshold to begin funding the bonus pool, the Company needed to achieve the following minimum annual financial milestones: a minimum revenue target of $88.1M (on a constant currency basis) and a minimum EPS target of ($0.17) (adjusted for pre-determined foreign exchange rate considerations) (collectively referred to as “Minimum Financial Threshold”). If either of these financial targets were not met, then the bonus pool would not fund at all.

b)	In the event the Minimum Financial Threshold was achieved, up to 30% of the bonus pool would fund based upon Company performance tied to pre-established non-financial objectives. This element of the bonus pool would fund based on the percentage achievement of specific non-financial objectives.

The Board-approved non-financial objectives related to five categories: (i) achieving internal remediation and quality system rebuild milestones; (ii) achieving key global Clinical Affairs initiatives; (iii) completing targeted global marketing activities; (iv) finalizing a specific number of strategic cooperation agreements with customers; and (v) attaining designated progress goals on certain research and development projects.

c)	In the event the Minimum Financial Threshold was achieved, up to 10% of the bonus pool would fund only upon the Company maintaining a specific quarterly and year end cash-on-hand target equal to 80% of our balance sheet cash at December 31, 2016. Thus, the 2017 quarterly and year end cash-on-hand target was $12.6M.

d)	In the event the Minimum Financial Threshold of $88.1M in total revenue was achieved, thereafter, a portion of the bonus pool would fund at a specific, pre-determined rate based upon the percentage of revenue growth in fiscal year 2017 compared to total annual revenue in fiscal year 2016 ($82.4M) (on a constant currency basis).

e)	In the event the Minimum Financial Threshold of ($0.17) EPS loss or better was achieved, thereafter a portion of the bonus pool would fund at a specific, pre-determined rate based upon the improvement in EPS (in increments of $0.01 improvement) in fiscal year 2017 compared to EPS in fiscal year 2016 ($0.21).

The Board of Directors believes that the targets established for 2017 appropriately balanced attention to near term financial performance with required investments in and progress on infrastructure, clinical and regulatory related plans.

The Company does not disclose the specific details of the regulatory, quality clinical, commercial, and R&D-related performance objectives as it believes their disclosure would provide our competitors, customers and other third parties with significant insights regarding our confidential business strategies that could cause us substantial competitive harm. These goals were approved by the Board of Directors at a level they determined would require substantial and significant effort to be achieved.

In 2017, the Company exceeded the Minimum Financial Thresholds, thus enabling funding of the bonus pool. The Company achieved 14% of the available 30% in bonus plan element (b) related to non-financial objectives. The Company surpassed its quarterly and year end cash-on-hand target, thus funding the bonus pool by an additional 10%. The Company also achieved 2017 revenue of $90.6M, which funded an additional 10% of the pool. Finally, the Company achieved an EPS of ($0.05), which funded an additional 38.5% of the bonus pool.

Based on the Company’s performance compared to the financial and non-financial goals pre-approved by the Board of Directors, the 2017 bonus pool funded at 72.5%. The Committee did not exercise any subjectivity in funding the 2017 bonus pool or in setting the final payouts.

Named Executive Officer	Base Salary	Bonus Payment	Individual Incentive Target(1)	Bonus Paid(1)
Caren Mason	$567,840	$308,763	75%	54.4%
Deborah Andrews	$335,000	$96,778	45%	28.9%
Keith Holliday	$355,368	$115,939	45%	32.6%
Samuel Gesten	$349,524	$114,032	45%	32.6%
Hans Blickensdoerfer	$348,829	$112,256	45%	32.2%
Stephen Brown(2)	$327,642	$—	45%	—%

(1)	“Individual Incentive Target” and “Bonus Paid” are shown as a percentage of salary. The 2017 bonus paid was 72.5% of each individual’s incentive target for all named executive officers in 2017.

(2)	Mr. Brown was Chief Financial Officer until April 2017.

Long-term Equity Awards Granted to Named Executive Officers in 2017. In 2017, the Committee recommended to the Board of Directors that it grant long-term equity compensation to the named executive officers, consistent with the Company’s Compensation Philosophy and based upon the individual’s performance and benchmark data, in the form of stock option grants and restricted stock units (RSU) which the Board of Directors approved, as follows:

Name and Title	Grant Date	Stock Options (LTIP)(1)	Restricted Stock Units (LTIP)(2)
Caren Mason
President and CEO	March 21, 2017	200,000	—

Deborah Andrews
Vice President, Chief Financial Officer	November 13, 2017	25,000	12,500
	March 21, 2017	5,000	2,500

Keith Holliday
Vice President, Chief Technology Officer	March 21, 2017	37,500	18,750

Samuel Gesten
Vice President, Chief Legal Officer and Secretary	March 21, 2017	22,500	11,250

Hans Blickensdoerfer
Senior Vice President, Commercial Operations, Europe and China	March 21, 2017	22,500	11,250

Stephen Brown
Former Vice President, Chief Financial Officer	March 21, 2017	22,500	11,250

(1)	The options granted have a 10-year term and become exercisable as follows: one-third on the 1-year anniversary of the grant date and the remaining two-thirds of such options shall become exercisable over the following 24 months in equal amounts on a monthly basis. In the event the options do not evenly divide into 24 months, the remaining balance of options granted shall become exercisable on the final month of vesting. The exercise price is $9.30 for those options granted on March 21, 2017 and $15.25 for those options granted on November 13, 2017, which was the closing price on the NASDAQ Stock Market on the date of grant.
(2)	The restricted stock units have a three-year vesting schedule, with one third vesting on the first three anniversaries of the date of grant, subject to continued service.

Change-in-Control Arrangements

Our named executive officers will receive certain severance and other rights from STAAR or a successor company if they are terminated following a change in control of STAAR. Rights of this nature are often termed “double trigger” change-in-control rights. In addition, the Plan provides that, if STAAR has a change in control, options vest immediately unless the surviving company assumes or replaces the options.

STAAR provides these rights to help it compete with larger, better-capitalized ophthalmic companies in attracting employees. STAAR also recognizes the retention value of equity instruments. Change-in-control rights are intended to do the following:

•	Reinforce the alignment of employee interest with stockholder interest by providing that, if a major transaction occurs, vesting and exercisability of stock options will accelerate or continue, so the potential equity value of unvested or unexercised options will not be lost; and

•	Encourage employees to remain with STAAR despite uncertainties while a transaction is under consideration or pending by assuring them that, if they are terminated as a result of a change in control, they will receive continued pay and benefits to cover the disruption in employment.

The specific change-in-control rights to which each named executive officer is entitled are discussed below under “Employment Agreements.”

Severance Arrangements

Each of our named executive officers is entitled to limited continuation of salary and benefits if the officer is terminated under specified circumstances. These arrangements are provided to maintain STAAR’s competitive position in attracting and retaining executive talent and are described further in the section “Employment Agreements” below.

Perquisites

In 2017, the named executive officers received an opportunity to undergo an executive health screening and were eligible to receive an executive life insurance policy with premiums and costs paid by STAAR.

Benefits

The named executive officers participate in a variety of retirement, health and welfare, and paid time-off benefits designed to enable STAAR to attract and retain its workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that STAAR has a productive and focused workforce through reliable and competitive health and other benefits. Pension (for our Switzerland based team members) and retirement savings plans help employees, especially long-serving employees, save and prepare financially for retirement.

STAAR’s qualified 401(k) plan allows all employees to contribute up to the limits imposed by the Internal Revenue Code—$18,000 per employee for 2017 (with a $6,000 annual catch-up contribution permitted for those over 50 years of age)—on a pre- or after-tax basis. During 2017 STAAR provided an 80% percent match up to the first 6% of the employee’s compensation. Officers serving outside the U.S., where Section 401(k) of the Internal Revenue Code is largely inapplicable, receive pension benefits based on local regulations and standards.

COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation of the named executive officers for each of the three fiscal years ending December 29, 2017, December 30, 2016 and January 1, 2016, respectively. By providing the Grant Date Fair Value of stock and option awards in the table STAAR does not imply any assurance that such values will ever be realized.

Name and Title	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Caren Mason	2017	562,800	308,763	980,300	—	—	14,148	1,866,011
President and Chief	2016	541,154	204,750	387,920	376,000	—	15,987	1,525,811
Executive Officer	2015	423,115	393,750	1,642,488	—	—	25,189	2,484,542

Deborah Andrews(4)	2017	305,315	96,778	226,073	213,875	—	23,014	865,055
Vice President and
Chief Financial Officer

Hans Blickensdoerfer(3)	2017	339,327	112,256	110,284	104,625	32,933	—	699,425
Senior Vice President,	2016	330,973	76,948	155,168	150,400	56,993	—	770,482
Commercial Operations	2015	302,571	137,156	115,589	110,250	50,354	—	715,920

Samuel Gesten	2017	347,175	114,032	110,284	104,625	—	25,386	701,502
Vice President, Chief	2016	337,808	76,352	77,584	75,200	—	25,081	592,025
Legal Officer, and Secretary	2015	330,454	134,739	77,060	51,450	—	24,402	618,105

Keith Holliday	2017	352,214	115,939	183,806	174,375	—	26,974	853,308
Vice President, Chief	2016	340,154	76,883	96,980	94,000	—	27,035	635,052
Technology Officer	2015	120,129	150,750	94,831	266,400	—	79,948	712,058

Stephen Brown(5)	2017	111,932	—	110,284	104,513	—	14,155	340,884
Former, Chief	2016	319,587	72,274	96,980	94,000	—	27,877	610,718
Financial Officer	2015	312,039	127,231	96,324	73,500	—	27,391	636,485

(1)	Dollar amounts in the Stock Awards and Option Awards columns reflect the aggregate grant date fair value with respect to stock awards and options granted during fiscal years 2017, 2016 and 2015 calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts for fiscal years 2017 are included in Note 11 to STAAR’s audited consolidated financial statements for the fiscal year ended December 29, 2017, included in STAAR’s Annual Report on Form 10-K.

(2)	Each element of All Other Compensation is quantified in the subsequent table below.
(3)	Salary and bonus paid in Swiss Francs and converted to U.S. dollars using the average rate for the fiscal year.
(4)	Appointed Chief Financial Officer since September 2017.
(5)	Was Chief Financial Officer until April 2017.

The following table summarizes the elements of “All Other Compensation” listed in the table above for 2017.

Name	Insurance Premiums ($)	Company Contributions to 401(k) Plans ($)	Total ($)
Caren Mason	1,188	12,960	14,148
Deborah Andrews	10,054	12,960	23,014
Hans Blickensdoerfer	—	—	—
Samuel Gesten	12,426	12,960	25,386
Keith Holliday	14,014	12,960	26,974
Stephen Brown	5,082	9,073	14,155

Grants of Plan-Based Awards

for Fiscal Year Ended

December 29, 2017

The following table provides information on stock and option awards granted in 2017 to each of STAAR’s named executive officers and estimated future payouts for non-equity incentive plan awards under STAAR’s executive cash bonus plan. By providing the Grant Date Fair Value of stock and option awards in the table STAAR does not imply any assurance that such values will ever be realized.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan	All Other Stock Awards: Number of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Awards (#)	Units (2)(#)	Options (#)	Awards ($/Share)	Awards (3)($)
Caren Mason			425,880	—	—	—	—	—	—
President, Chief Executive	03/21/2017	—	—	—	—	—	200,000	9.30	980,300
Officer

Deborah Andrews			150,750	—	—	—	—	—	—
Vice President, Chief	03/21/2017	—	—	—	—	—	5,000	9.30	24,508
Financial Officer	03/21/2017	—	—	—	—	2,500	—	—	23,250
	11/13/2017	—	—	—	—	—	25,000	15.25	201,565
	11/13/2017	—	—	—	—	12,500	—	—	190,625

Hans Blickensdoerfer			154,794	—	—	—	—	—	—
Senior Vice President,	03/21/2017	—	—	—	—	—	22,500	9.30	110,284
Commercial Operations	03/21/2017	—	—	—	—	11,250	—	—	104,625

Samuel Gesten			157,286	—	—	—	—	—	—
Chief Legal Officer	03/21/2017	—	—	—	—	—	22,500	9.30	110,284
and Corporate	03/21/2017	—	—	—	—	11,250	—	—	104,625
Secretary

Keith Holliday			159,916	—	—	—	—	—	—
Chief Technology Officer	03/21/2017	—	—	—	—	—	37,500	9.30	183,806
	03/21/2017	—	—	—	—	18,750	—	—	174,375

Stephen Brown			147,439	—	—	—	—	—	—
Former Vice President,	03/21/2017		—	—	—	—	22,500	9.30	110,284
Chief Financial Officer	03/21/2017		—	—	—	11,250	—	—	104,513

(1)	Reflects targeted and maximum cash bonuses for 2017 performance paid in 2018 under STAAR’s cash bonus plan for executive officers.
(2)	Reflects the restricted stock unit awards subject to a three-year schedule with one third vesting on each of the first three anniversaries of the date of grant, subject to continued employment.

(3)	Reflects the aggregate grant date fair value with respect to stock awards and options granted during fiscal year 2017, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to STAAR’s audited consolidated financial statements for the fiscal year ended December 29, 2017, included in STAAR’s Annual Report on Form 10-K.

Stock awards granted to executive officers in 2017 consisted of restricted stock units scheduled to vest over three years, with one third vesting on each of the first three anniversaries of the date of grant, subject to continued service.

All of the stock options granted to executive officers in 2017 had a ten-year term and a three-year vesting schedule, with one third vesting on the first anniversary of the date of grant and the remaining vesting monthly over 24 months, subject to continued employment.

Outstanding Equity Awards

at Fiscal Year-End

December 29, 2017

The following table shows the number of shares covered by exercisable and unexercisable options and unvested shares of restricted stock held by STAAR’s named executive officers on December 29, 2017.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)(1)	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stocks That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)(2)	($)	(#)	($)
Caren Mason	10,000	—	15.73	06/08/2024	—	—	—	—
	400,000	—	7.76	03/02/2025	—	—	—	—
	58,333	41,667	7.52	03/17/2026	33,334	516,677	—	—
	—	200,000	9.30	03/20/2027	—	—	—	—

Deborah Andrews	13,331	—	2.91	05/14/2018	—	—	—	—
	25,000	—	5.68	12/14/2020	—	—	—	—
	20,000	—	11.00	03/01/2022	—	—	—	—
	20,000	—	5.34	03/03/2023	—	—	—	—
	10,000	—	15.54	03/06/2024	—	—	—	—
	15,000	—	7.35	04/06/2025	—	—	—	—
	5,000	4,000	7.36	04/03/2026	2,000	31,000	—	—
	—	5,000	9.30	03/20/2027	2,500	38,750	—	—
	—	25,000	15.25	11/12/2027	12,500	193,750	—	—

Hans Blickensdoerfer	25,000	—	5.68	12/14/2020	—	—	—	—
	20,000	—	5.49	03/14/2021	—	—	—	—
	20,000	—	11.00	03/01/2022	—	—	—	—
	20,000	—	5.34	03/03/2023	—	—	—	—
	15,000	—	15.54	03/06/2024	—	—	—	—
	30,000	—	7.35	04/06/2025	—	—	—	—
	23,333	16,667	7.52	03/17/2026	13,334	206,677	—	—
	—	22,500	9.30	03/20/2027	11,250	174,375	—	—

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)(1)	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stocks That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)(2)	($)	(#)	($)
Samuel Gesten	70,000	—	11.02	04/01/2022	—	—	—	—
	20,000	—	5.34	03/03/2023	—	—	—	—
	12,500	—	15.54	03/06/2024	—	—	—	—
	20,000	—	7.35	04/06/2025	—	—	—	—
	11,666	8,334	7.52	03/17/2026	6,667	103,339	—	—
	—	22,500	9.30	03/20/2027	11,250	174,375	—	—

Keith Holliday	25,000	—	7.20	08/18/2025	—	—	—	—
	14,583	10,417	7.52	03/17/2026	8,334	129,177	—	—
	—	37,500	9.30	03/20/2027	18,750	290,625	—	—

(1)	Option awards were granted on March 21, 2017 and November 13, 2017. The options granted will become exercisable with one-third vesting on March 21, 2018 or November 13, 2018, respectively, and the remaining two-thirds vesting monthly in equal amounts over the next 24 months.
(2)	Stock awards were granted on March 21, 2017 and November 13, 2017. The stock awards vest over three years, with one third vesting on each of the first three anniversaries of the date of grant, subject to continued service.

Option Exercises and Stock Vested as of

Fiscal Year-End December 29, 2017

The table below shows the number of shares of STAAR common stock acquired by named executive officers during 2017 on the exercise of options, and the number of shares of stock subject to stock awards that vested in 2017 for each named executive officer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Caren Mason	—	—	16,666	164,827
Deborah Andrews	26,669	132,757	1,000	9,790
Hans Blickensdoerfer	—		6,666	65,927
Samuel Gesten	—	—	3,333	32,963
Keith Holliday	—	—	4,166	41,202
Stephen Brown	34,027	118,329	—	—

(1)	The dollar amount shown are determined by multiplying the number of shares that vested by the per-share closing price of the Company’s common stock on the vesting date.

Pension Benefits for Fiscal Year Ended

December 29, 2017

STAAR maintains a pension plan covering employees of its Swiss subsidiary, including Mr. Blickensdoerfer. This plan, which we refer to as the “Swiss Plan,” is classified as a defined benefit plan under guidelines of the Swiss Auditing Chamber’s Auditing Practice Committee and its Accounting Practice Committee, and STAAR accounts for it as a defined benefit plan.

The Swiss Plan is financed by employer and employee contributions, with employers required to match employee contributions. No other named executive officer participates in a defined benefit pension plan.

The table below shows the present value of the pension benefits to which each person is entitled to under the Swiss Plan. The present value assumes that the participant will retire at age 65, the normal retirement age for men under the Swiss Plan. The present value was calculated using the assumptions set forth in Note 10 to the consolidated financial statements in STAAR’s Annual Report on Form 10-K for fiscal year 2017. A participant may elect to receive a lump sum or a monthly annuity payment upon eligibility.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During 2017 ($)
Hans Blickensdoerfer	Swiss Plan	17	414,825	—

(1)	The number of years credited to an employee under the Swiss Plan is determined by applicable government regulations and plan formulae and may be greater than the actual number of years the employee has worked for STAAR.

Change in Control and Termination Payment and Benefit Estimates

As of December 29, 2017

The table below demonstrates the effect of termination and change-in-control rights held by named executive officers under their employment agreements with us. Each column of the table shows the financial benefit that would have been received by a named executive officer, on a hypothetical basis, if one of the following events had occurred on December 29, 2017:

•	termination by STAAR without cause, or by the named executive officer for good reason, prior to a change in control;

•	termination by STAAR without cause, or by the named executive officer for good reason, following a change in control;

•	a change in control of STAAR, without termination of the named executive officer; and

•	termination because of disability, irrespective of any change in control.

We are providing this information on a hypothetical basis in accordance with the regulations of the SEC. In fact, no such change in control occurred on December 29, 2017, and none of the named executive officers was terminated on that date. There can be no assurance that a change in control would produce the same or similar results as those described if it occurs on any other date, or if any assumption is not correct when the actual event occurs. Termination “for good reason” generally means that an employer has adversely changed the terms and conditions of employment to such a degree that the executive, under the specific terms of his or her agreement, is entitled to voluntarily resign and to receive severance benefits.

Name	Benefit	Termination w/o Cause or for Good Reason ($)	Termination w/o Cause or for Good Reason following Change in Control ($)(2)		Change in Control ($)(1)	Disability ($)
Caren Mason	Severance	851,760	1,703,520	(3)	—	283,920
	COBRA	40,866	40,866		—	—
	Equity acceleration	—	5,650,344		5,650,344	—

Deborah Andrews	Severance	167,500	636,500	(3)	—	—
	COBRA	13,622	27,244		—	—
	Equity acceleration	—	1,202,752		1,202,752	—

Hans Blickensdoerfer	Severance	170,499	647,896	(3)	—	—
	Equity acceleration	—	1,822,906		1,822,906	—

Samuel Gesten	Severance	174,762	664,096	(3)	—	—
	COBRA	18,044	36,087		—	—
	Equity acceleration	—	1,256,434		1,256,434	—

Keith Holliday	Severance	177,684	675,200	(3)	—	—
	COBRA	18,044	36,087		—	—
	Equity acceleration	—	1,059,031		1,059,031	—

(1)	Assumes that following a change in control the acquirer or surviving company has not assumed the named executive officer’s outstanding equity awards. If the acquirer or surviving company assumes the equity awards issued under the Company’s Omnibus Equity Incentive Plan, the equity awards will continue to vest in accordance with their original terms.
(2)	Except as otherwise indicated, severance payments are payable on a bi-weekly basis during the severance period. Ms. Mason would receive her severance payment in a lump sum payable on the 60th day following a termination, regardless of a change in control.
(3)	Severance payments include prior year and current year target bonus amounts paid out at 100%.

EMPLOYMENT AGREEMENTS

Caren Mason, President and Chief Executive Officer

In connection with Ms. Mason’s commencement of employment as our President and Chief Executive Officer, we entered into an employment agreement with her effective on March 1, 2015. There is no specific term of service provided for in the agreement. The agreement provides that Ms. Mason is eligible for an initial base salary of $525,000, subject to periodic adjustment, and an annual target bonus of 75% of her base salary. Pursuant to her employment agreement, Ms. Mason was also granted an initial new hire equity grant of 400,000 stock options and is eligible for periodic additional awards at the discretion of the Board. The agreement also entitles Ms. Mason to participate in all the benefit plans available to similarly situated executives at STAAR, including executive level health and life insurance coverage.

If STAAR terminates Ms. Mason’s employment for reasons other than cause (as defined in the agreement) or Ms. Mason resigns for good reason (as defined in the agreement), she will be entitled to 18 months of base salary from the date of termination payable either in eighteen monthly installments or in a lump sum at the option of the Board. Ms. Mason will also be entitled to 18 months of health insurance benefits (COBRA) at her option.

In the event of a change in control, if Ms. Mason resigns within 18 months after the change in control due to a successor company’s failure to offer or maintain her in the position of Chief Executive Officer of the successor company or if she is terminated for reasons other than cause within 12 months of the change in control, then she will receive the severance benefits described above plus an amount equal to her bonus, if any, for the year prior to her termination and an amount equal to her target bonus for the year in which the termination occurs. In addition, all of Ms. Mason’s equity awards will vest in full.

The severance payment and benefits described above are subject to Ms. Mason’s execution and delivery of a general release of claims against the Company. The employment agreement also provides that if any payment or benefit to Ms. Mason would result in a parachute payment under Section 280G of the Internal Revenue Code, such payments and benefits will be reduced to the extent necessary so no portion is subject to an excise tax.

Other Named Executive Officers

We are parties to offer letters with each of our other named executive officers which provide for initial base salaries and target bonuses. The offer letters provide for at-will employment with each of these individuals and do not contain any executory obligations on the part of the Company.

Executive Change in Control Agreements

STAAR has entered into executive change in control retention agreements with certain executive officers and other key employees that provide cash and other severance benefits if there is a change in control of the Company. The Executive Change in Control Agreements with Ms. Andrews, Messrs. Holliday, Blickensdoerfer, and Gesten provide that if the officer is terminated by the Company without cause within 12 months after a change in control of STAAR, or resigns for good reason within 15 months after a change in control of STAAR, the officer will receive the following, subject to the officer entering into a release of claims with the employer:

•	One year’s base salary at the greater of the rate applicable at the time of termination or the rate applicable immediately prior to the announcement of the change in control, payable in a lump sum;

•	One year’s target cash bonus amount, plus the greater of the amount of any bonus accrued in the year of termination and the amount of the previous year’s bonus, prorated for the length of the executive’s service during the year of termination, payable in a lump sum; and

•	One year’s continuation of group health and dental benefits.

In addition, pursuant to the Executive Change in Control Agreements, if any payments or benefits would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and benefits will be payable in full or reduced so that no portion is subject to the excise tax, whichever results in the greater net after-tax benefit to the executive.

Executive Severance Agreements

STAAR has entered into executive severance agreements with its other executive officers and certain other key employees that provide cash and other severance benefits if the officer is terminated without cause or resigns for good reason (except in connection with a change in control of STAAR). The Executive Severance Agreements with Ms. Andrews, Messrs. Blickensdoerfer, Gesten, and Holliday provide that they will receive the following, subject to the officer entering into a release of claims with STAAR:

•	Six months’ base salary at the rate applicable at the time of termination; payable in a lump sum; and

•	Six months’ continuation of group health and dental benefits.

In the context of the Executive Change in Control Agreements and Executive Severance Agreements, resignation “for good reason” generally means that an employer has adversely changed the officer’s salary, location or other terms and conditions of employment to such a degree that the executive is entitled to voluntarily resign and to receive severance benefits.

EMPLOYEE BENEFIT PLANS

Equity Compensation Plan Information

The following table summarizes information about the options and other equity compensation under STAAR’s equity plans as of the close of business on December 29, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Weighted Average Remaining Contractual Life of Outstanding Options, Warrants and Rights (years) (c)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (d)
Equity Compensation Plans Approved by Stockholders	4,212,779	(1)	8.78	(2)	6.96	(3)	1,098,758
Equity Compensation Plans Not Approved by Stockholders	—		—		—		—

(1)	Represents awards granted under the Company’s Omnibus Equity Incentive Plan. Consists of 3,724,612 options, and 488,167 RSUs.
(2)	Represents the weighted average exercise price of outstanding stock options.
(3)	Represents the weighted average remaining contractual life of outstanding stock options.

PAY RATIO DISCLOSURE

Our compensation philosophy is to pay our worldwide employees competitively with similar positions, talent and experience in the applicable labor market.  We follow this philosophy regardless of the geographic location where we hire employees and regardless of the role; whether at the executive, mid-management, professional or hourly level.  We utilize competitive bench-marking data to regularly validate our target compensation range within each respective market place and within each respective employment role. By doing so we believe we maintain an appropriately compensated, qualified and motivated workforce.

As a result of rules the SEC adopted under the Dodd-Frank Act we are providing the following disclosure about the ratio of the total annual of compensation of our Chief Executive Officer compared to the median total annual compensation of our worldwide workforce. Our assessment produced the following:

*   the median annual total compensation of all worldwide employees below the CEO was calculated to be $61,396;

*   the total annual compensation of our Chief Executive Officer was $1,866,011; and

*   based on the above, the ratio of our Chief Executive Officer’s annual compensation to that of our median employee is 30:1.

We identified our median employee total compensation by calculating the total compensation of our employees of record as of December 29, 2017 using year end payroll records and including the following compensation elements:

o   Base Salary;

o   Commissions paid;

o   Bonus’s paid;

o   Stock Compensation (valued on March 21, 2017 - the grant date of annual performance grants, as awarded to certain employees);

o   Insurance costs paid; and

o   Allowances paid (e.g., housing, travel, etc.).

REVIEW OF RELATED PERSON TRANSACTIONS

The Board of Directors adopted a written Related Person Transaction Policy, which requires the approval of the Audit Committee for all covered transactions. The Policy applies to any transaction or series of transactions in which STAAR or a subsidiary is a participant, the amount involved exceeds $120,000 and a “Related Person” as defined in the Policy, including executive officers, directors and their immediate family members, and holders of in excess of 5% of our common stock, has a direct or indirect material interest. Under the Policy, all Related Person Transactions must first be submitted to the Chief Legal Officer of STAAR, who will determine whether the proposed transaction falls under the Policy and, if so, submit it to the Audit Committee for review, approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, and full disclosure of the Related Person’s interest in the transaction, the Audit Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of STAAR. We are not aware of any related party transactions with any directors, executive officers or more-than-five-percent security holders requiring disclosure under the SEC’s rules or our Related Party Transactions Policy.

AUDIT COMMITTEE REPORT

In any of our filings under the Securities Act of 1933 or Exchange Act of 1934 that incorporate this Proxy Statement by reference, the Report of the Audit Committee of the Board of Directors will be considered excluded from the incorporation by reference, and it will not be deemed a part of any such other filing unless we expressly state that the Report is so incorporated.

In accordance with a written charter adopted by the Board of Directors, the Audit Committee oversees STAAR’s financial reporting process. Management is responsible for STAAR’s financial statements and the financial reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for (i) performing an independent audit of STAAR’s financial statements, (ii) expressing an opinion on whether STAAR’s financial statements fairly present, in all material respects, STAAR’s financial position and results of operations and conform with generally accepted accounting principles, and (iii) an opinion on whether management’s assessment that STAAR maintained effective internal control over financial reporting as of December 29, 2017, is fairly stated, in all material respects, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements that have been included in our Annual Report on Form 10-K for the year ended December 29, 2017.

The Audit Committee has reviewed and discussed with STAAR’s independent registered public accounting firm, BDO USA, LLP, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and currently in effect. The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning the accountant’s independence, and has discussed with BDO USA, LLP its independence from STAAR and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 29, 2017 for filing with the SEC.

The Audit Committee

Stephen C. Farrell (Chairman)

John C. Moore

William P. Wall

Dated April 26, 2018

PROPOSAL NO. 2

APPROVAL OF THE AMENDED AND RESTATED

OMNIBUS EQUITY INCENTIVE PLAN

Subject to the requisite affirmative stockholder vote at the Annual Meeting, the Board has adopted the Amended and Restated STAAR Surgical Company Omnibus Equity Incentive Plan (the “Restated Plan”), which constitutes an amendment and restatement of the Amended and Restated STAAR Surgical Company Omnibus Equity Incentive Plan (the “Incentive Plan”).

The Restated Plan increases the number of shares of our common stock reserved for issuance under the plan by 2.235 million shares and implements one governance best practice. Additionally, the Restated Plan introduces a “fungible stock plan feature” whereby each award other than stock options or SARs (“Full Value Awards”) granted on or after the effective date of the Restated Plan will be counted as two shares against the share reserve.

If stockholders do not approve this Proposal No. 2, the Restated Plan will not become effective and the Incentive Plan, which was previously approved by our stockholders, will continue in full force and effect, and we may continue to grant awards under the Incentive Plan, subject to their terms, conditions and limitations, using the shares available for issuance thereunder.

Introduction and Key Features of the Restated Plan

The purpose of the Restated Plan is to enable the Company to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between these persons and the Company’s stockholders. The Restated Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Summary of the Governance/Administrative Changes to the Amended and Restated Omnibus Equity Incentive Plan

The Restated Plan introduces a “fungible stock plan feature” whereby each Full Value Award granted on or after the effective date of the Restated Plan will be counted as two shares against the share reserve. In addition to the implementation of the “fungible stock plan feature,” the Board approved n modifying part of the definition of “Change in Control” to require the consummation of, rather than simply the approval of, an agreement in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company.

Background for Current Request to Increase the Share Reserve

Our shareholders approved the Incentive Plan on June 24, 2016, to increase the number of shares of our common stock that are reserved for issuance under the Incentive Plan by 1.9 million shares and also to revise certain other items.

STAAR is seeking stockholder approval to increase this share reserve by 2.235 million shares. If the stockholders approve this Proposal No. 2, a total of 2,891,576 shares will be available for future grants under the Restated Plan.

As of April 16, 2018, 656,576 shares remained available for issuance under the Incentive Plan. Additionally, as of April 16, 2018 there were 4,065,900 stock options outstanding under the Incentive Plan with a weighted average exercise price of $9.52 and weighted average remaining term of 7.01 years. In addition, as of April 16,

2018, there were 378,693 full-value awards (in the form of restricted stock units) outstanding under the Company's equity compensation plans. Other than the foregoing, no other awards under the Company's equity compensation plans were outstanding as of April 16, 2018.

The closing stock price of our common stock as of April 16, 2018 was $14.25 per share.

Ramifications of Failure to Receive Approval and Key Historical Equity Metrics. Based on the recommendations of the Compensation Committee, the Board believes that if STAAR cannot increase the number of reserved shares by 2.235 million, STAAR will not have sufficient shares for our equity compensation program and would find it necessary to devote a significantly greater portion of our cash on hand and cash generated by operations to compensate our employees, consultants and potential new hires. In addition, we believe our equity compensation program helps align the interests of our key employees with the interests of our stockholders, and an insufficient supply of equity for awards would deprive management and the Board of this useful tool.

In its determination to recommend that the Board approve the Restated Plan, the Compensation Committee reviewed historical burn rate information and noted that the Restated Plan is intended to satisfy institutional shareholder advisory firms’ tests and recommended practices. The following table shows how the key equity metrics have changed over the past three fiscal years under the Incentive Plan:

Key Equity Metrics	2017	3-Year Average (2015-2017)
Shares subject to awards granted (1)	1,322,236	1,289,628
Gross burn rate (2)	3.22%	3.21%
Net burn rate (3)	2.71%	2.50%
Dilution (4)	12.89%	13.53%
Overhang (5)	10.23%	9.93%

(1)	Reflects total number of shares subject to equity awards granted during the fiscal year and excludes any cancelled or forfeited equity awards.

(2)	Gross burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted-average number of shares outstanding during the period and excludes any cancelled or forfeited equity awards.

(3)	Net burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted-average number of shares outstanding during the period and takes into account any cancelled or forfeited equity awards.

(4)	Dilution is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.

(5)	Overhang is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Stockholder Approval Requirement

Stockholder approval of the Restated Plan is necessary in order for us to (1) meet the stockholder approval requirements of the NASDAQ Stock Market, and (2) grant incentive stock options (“ISOs”) thereunder.

Approval of the Restated Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the Code relating to ISOs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN.

The summary of the Restated Plan included in this proxy statement is qualified in its entirety by express reference to the text of the Restated Plan, a copy of which is included as Appendix 1 to this proxy statement.

Summary of the Amended and Restated Omnibus Equity Incentive Plan

General

The Restated Plan is intended to promote the interests of our company and its stockholders by providing eligible employees, consultants and non-employee directors with incentives and rewards to encourage them to continue in the service of the company or its affiliates. The Restated Plan is designed to serve this goal by providing such individuals with a proprietary interest in pursuing the long-term growth, profitability and financial success of the company. Our Board of Directors believes our capacity to grant equity-based compensation has been a significant factor in our ability to achieve our growth objectives and enhance stockholder value. The principal features of the Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Restated Plan itself, a copy of which is attached to this proxy statement as Appendix 1. You are encouraged to read the Restated Plan in its entirety.

Administration

The Restated Plan will be administered by the Compensation Committee. To the extent necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and with respect to awards that are intended to be “performance-based compensation” under Section 162(m), the Compensation Committee will take all action with respect to such awards and will consist solely of two or more non-employee directors of the Company, each of whom is an “outside director” within the meaning of Section 162(m) and a “non-employee director” within the meaning of the rules under Section 16 of the Exchange Act. In addition, to the extent required by applicable law, each member of the Compensation Committee shall be an “independent director” under the rules of the NASDAQ Stock Market (or other principal securities market on which shares of our common stock are traded). Our Board of Directors or the Compensation Committee may delegate to a committee of one or more members of our Board of Directors or one or more of our officers the authority to grant or amend awards to participants other than (1) our senior executives who are subject to Section 16 of the Exchange Act, (2) “covered employees” with respect to awards intended to constitute “performance-based compensation” under Section 162(m), or (3) officers of the Company or directors to whom the authority to grant or amend award has been delegated, subject to restrictions imposed by the Compensation Committee from time to time and by applicable law. The full Board of Directors will administer the Restated Plan with respect to awards to non-employee directors. The Board of Directors, Compensation Committee or delegate thereof, as applicable, are referred to herein as the “plan administrator.”

Unless otherwise limited by the Board of Directors, the Compensation Committee will have the authority to administer the Restated Plan with respect to grants of equity awards, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of vesting restrictions, as well as the authority to delegate such administrative responsibilities. However, notwithstanding any other provision of the plan, the plan administrator may not exercise discretion to provide for accelerated vesting of any award except in the event of the participant’s death, disability or upon or following a change in control of the Company.

Eligibility

Persons eligible to participate in the Restated Plan are all non-employee members of our Board of Directors (currently four non-employee directors), and, as of April 16, 2018, approximately 388 employees and 9 consultants of the Company and its subsidiaries, as determined by the plan administrator.

Size of Share Pool; Limitation on Awards and Shares Available

If our stockholders approve the Restated Plan, the total number of shares reserved for issuance thereunder will be 15,385,000. In addition, the aggregate number of shares of common stock available for issuance under the Restated Plan will be reduced by two shares for each share of common stock delivered in settlement of any Full Value Award granted on or after the effective date of the Restated Plan. Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market.

If any shares subject to an award under the Restated Plan are forfeited, expire or are settled for cash, any shares deemed subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Restated Plan. To the extent any Full Value Award granted after the effective date of the Restated Plan is forfeited or terminated or otherwise not paid in full or shares subject to such award are withheld or surrendered, the shares available under the Restated Plan will be increased by two shares subject to such award that is forfeited, terminated, not paid in full withheld or surrendered. However, the following shares may not be used again for grant under the Restated Plan: (1) shares tendered or withheld to satisfy the exercise price of an option; (2) shares tendered or withheld to satisfy the tax withholding obligations with respect to an award; (3) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise; and (4) shares purchased on the open market with the cash proceeds from the exercise of options. Shares forfeited by a participant or repurchased by us at the price originally paid by the participant will also again be available for awards under the Restated Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not be counted against the shares available for issuance under the Restated Plan.

Awards granted under the Restated Plan in connection with the assumption or substitution of outstanding equity awards previously granted by a company or other entity in the context of a corporate acquisition or merger will not reduce the shares authorized for grant under the Restated Plan.

The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the Restated Plan during any calendar year is 400,000 shares, and the maximum amount that may be paid under a cash award pursuant to the Restated Plan to any one participant during any calendar year is $2,000,000. In addition, the total grant date fair value of equity-based awards granted to a non-employee director for services as a non-employee director during any fiscal year may not exceed $500,000.

Awards

The Restated Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), SARs, restricted stock, restricted stock units (“RSUs”), other stock or cash-based awards and dividend equivalents. Certain awards under the Restated Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Restated Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards will generally be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award.

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the Restated Plan will be settled in cash or shares of common stock, or in a combination of both, as determined by the administrator.

Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted stock may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Holders of restricted stock will have voting rights and, except with respect to performance vesting awards, will have the right to receive dividends, if any, prior to the time when the restrictions lapse.

Restricted Stock Units. RSUs are contractual promises to deliver shares of our common stock (or the fair market value of such shares in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The shares underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in shares, unless the RSU includes a dividend equivalent right (in which case the holder may be entitled to dividend equivalent payments under certain circumstances). Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will issue to the participant one unrestricted, fully transferable share of our common stock (or the fair market value of one such share in cash) for each vested and non-forfeited RSU.

Other Stock or Cash Based Awards. Other stock or cash-based awards are cash payments, cash bonuses awards, stock payments, stock option awards, performance awards or incentive awards that are paid in cash, shares of common stock or a combination of both. Such awards may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees and meeting-based fees. The plan administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend payments dates during the period between a specified date and the date such award terminates or expires, as determined by the plan administrator. In addition, dividend equivalents with respect to shares covered by a performance award will only be paid to the participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the performance award vests with respect to such shares.

Performance Awards

Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals.

Certain Transactions

The plan administrator has discretion to take action under the Restated Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Restated Plan and outstanding awards.

In the event that a successor corporation in a change in control of the Company and its parents and subsidiaries refuses to assume or substitute for any award granted under the Restated Plan, such award generally will become fully vested and exercisable, as applicable, and will be deemed exercised, immediately prior to the change in control, and all forfeiture or other restrictions on such awards will lapse. However, the vesting of any performance awards not assumed in a change in control will vest pursuant to the terms and conditions of the applicable award agreement. If an award vests and is exercised in lieu of assumption or substitution in connection with a change in control, the plan administrator will notify the participant of such vesting and any applicable exercise period, and the award will terminate upon the change in control. In addition, in the event that, within 12 months after a change in control, a participant is terminated by the Company other than for “cause” or resigns for “good reason” (each, as defined in the Restated Plan), then the vesting and, if applicable, exercisability of 100% of the then-unvested shares subject to his or her outstanding awards will accelerate upon the date of such termination.

Claw-Back Provisions, Transferability, and Participant Payments

All applicable future awards will be subject to the provisions of any claw-back policy implemented by our company to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Restated Plan are generally non-transferable prior to vesting, and are exercisable only by the participant, unless otherwise provided by the plan administrator. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Restated Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, shares issuable pursuant to an award, a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination; Repricing Without Stockholder Approval Prohibited

Our Board of Directors may amend or terminate the Restated Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the aggregate number of shares available under the Restated Plan or any individual award limit under the Restated Plan, “reprices” any stock option or SAR, or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. In addition, no amendment, suspension or termination of the Restated Plan may, without the consent of the affected participant, impair any rights or obligations under any previously-granted award, unless the award itself otherwise expressly so provides. No award may be granted pursuant to the Restated Plan after the tenth anniversary of the earlier of the date the Restated Plan was initially adopted by our Board of Directors or the date the Restated Plan was approved by the Company’s stockholders.

Material U.S. Federal Income Tax Consequences

The following is a brief description of the principal United States federal income tax consequences related to awards under the Restated Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options. For federal income tax purposes, if participants are granted non-qualified stock options under the Restated Plan, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock generally, will be the fair market value of the shares of common stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to us, unless participants dispose of the shares of common stock within (1) two years after the date of grant of the option or (2) within one year of the date the shares of common stock were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of common stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of common stock will not be considered income for alternative minimum tax purposes.

Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Other Awards. The current federal income tax consequences of other awards authorized under the Restated Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects, with our approval, to accelerate recognition as of the date of grant); RSUs, stock-based performance awards and other types of awards are generally subject to income tax at the time of payment, vesting or settlement based on the fair market value of the award on that date. Compensation otherwise effectively deferred will generally be subject to income taxation when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.

Section 409A of the Code

Certain types of awards under the Restated Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Restated Plan and awards granted under the Restated Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2016 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Assuming stockholder approval of the Restated Plan, all future grants of awards under the Restated Plan are subject to the discretion of the plan administrator and it is not possible to determine the benefits that will be received in the future by participants in the Restated Plan.

Equity Award Grants Under the Prior Plan Since Inception

The following table sets forth summary information concerning the number of shares of our common stock subject to awards granted under the Incentive Plan to our named executive officers, directors and employees since the Incentive Plan’s inception through April 16, 2018.

As described above, the plan administrator has the discretion to grant awards under the Restated Plan, and it is not possible to determine the amounts of awards that will be granted in the future to participants under the Restated Plan.

Name	Stock Option Grants (#)	Restricted Stock Awards (#)	Restricted Stock Unit Awards (#)
Caren Mason	785,000	4,500	50,000
Deborah Andrews	377,500	22,500	48,500
Samuel Gesten	185,000	15,000	38,750
Keith Holliday	112,500	—	68,250
Hans Blickensdoerfer	352,500	22,500	81,250
All current executive officers as a group	1,812,500	64,500	286,750
Stephen Farrell	61,375	—	—
John Moore	113,706	53,940	—
Louis Silverman	51,127	21,869	—
William Wall	33,994	17,544	—
All current directors who are not executive officers as a group	260,202	93,353	—
Each associate of any executive officers, director nominees or directors	—	—	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—	—
All employees, including all current officers who are not executive officers, as a group	11,867,462	351,079	1,379,603

PROPOSAL NO. 3

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors has approved and declared advisable amendments to our existing Amended and Restated Certificate of Incorporation (the “COI”) to make certain changes regarding current practices in corporate governance and to make other ministerial and confirming changes. The amendments contemplated by Proposal No. 3, among other things, make the indemnification provisions in the COI permissive rather than mandatory; and provide that the Board may make amendments to specified provisions of the Bylaws without seeking a super-majority vote of the stockholders. These amendments also make various administrative changes, such as updating the Company’s registered office, as well as various ministerial and conforming changes to update section references and to eliminate vestigial references (such as those relating to the Company’s incorporator) and provisions that were determined to be duplicative. These amendments are intended as governance enhancements and are not intended to materially change shareholder rights.

If Proposal No. 3 is adopted, the amendments to the COI will be included in the Amended and Restated Certificate of Incorporation (the “Restated COI”), a copy of which is attached to this Proxy Statement as Appendix 2; provided that if Proposal No. 3 is adopted, but Proposal No. 5, and/or Proposal No. 7 is not adopted, the Restated COI will not contain the amendment to the first sentence of paragraph (a) of Article Twelfth of the COI to change the minimum number of directors from “three (3)” to “five (5)” as set forth in Proposal No. 5 and/or the deletion of paragraph (e) of Article Twelfth of the COI set forth in Proposal No. 7, as applicable. To illustrate the proposed amendments in Appendix 2, language that is struck is proposed to be deleted from our current COI, and language that is underlined is proposed to be added to our current COI. You are urged to read Appendix 2 in its entirety and consider the effect of the vote on the other proposals to amend the COI.

The adoption of the amendments to the COI contemplated by Proposal No. 3 (i.e., all of the amendments included in the Restated COI other than those expressly set forth in Proposal No. 5 and Proposal No. 7) requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon. At the 2017 Annual Meeting, due in large part to the fact that holders of more than 30% of the Company’s outstanding shares failed to cast votes on the proposal, STAAR’s proposed amendments to the Certificate of Incorporation set forth in this Proposal No. 3 did not obtain the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote (though 81.99% of all votes actually cast were cast in favor of the proposal).

STAAR’s Board of Directors unanimously recommends a vote “FOR” the adoption of the amendments to the COI contemplated by this Proposal No. 3 to be included in the Restated COI.

PROPOSAL NO. 4

APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED BYLAWS

The Board of Directors has adopted amendments to the existing Amended and Restated Bylaws (the “Bylaws”) contemplated by this Proposal No. 4 to, among other things, eliminate the provision relating to the requirement for a written ballot for elections; clarify the language relating to the prohibition on stockholder action by written consent in lieu of a meeting; permit Board-authorized Company officers to sign stock certificates (consistent with recent amendments to Delaware law), confirm that certain employee job titles do not automatically designate an employee as an officer entitled to indemnification and advancement under the Bylaws; remove certain vestigial references and make other ministerial and conforming changes, including removing reference to the permitted number of directors, removing “reserved” sections of the Bylaws that contain no content, and updating and conforming section references.

If Proposal No. 4 is adopted, the amendments to the Bylaws will be included in the Amended and Restated Bylaws (the “Restated Bylaws”), a copy of which is attached to this Proxy Statement as Appendix 3; provided, that if Proposal No. 4 is adopted, but Proposal No. 6 is not adopted (or the amendments to the Bylaws contemplated thereby are not adopted due to the failure of Proposal No. 5 to have been adopted) and/or Proposal No. 8 is not adopted, the Restated Bylaws will not contain the amendment to Section 2(a) of Article III of the Bylaws set forth in Proposal No. 6 and/or the deletion of Section 14 of Article III of the Bylaws set forth in Proposal No. 8, as applicable. To illustrate the proposed amendments in Appendix 3, language that is struck is proposed to be deleted from our current Bylaws, and language that is underlined is proposed to be added to our current Bylaws. You are urged to read Appendix 3 in its entirety. The amendments to be approved pursuant to this Proposal No. 4 include all amendments included in the Restated Bylaws other than those expressly provided in Proposal No. 6 and Proposal No. 8.

Under the COI, the amendment to Article III of the Bylaws, which is included among the amendments to the Bylaws contemplated by Proposal No. 4, requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon. The other amendments to the Bylaws contemplated by Proposal No. 4 are not required to be submitted to a vote of the stockholders under the COI. Nevertheless, the Board of Directors will consider the outcome of the vote on Proposal No. 4 in determining whether to proceed unilaterally with the other amendments contemplated by Proposal No. 4. At the 2017 Annual Meeting, due in large part to the fact that holders of more than 30% of the Company’s outstanding shares failed to cast votes on the proposal, STAAR’s proposed amendments to the Bylaws set forth in this Proposal No. 4 did not obtain the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote (though over 99.7% of all votes actually cast were cast in favor of the proposal).

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval of the amendments to the Bylaws contemplated by this Proposal No. 4 to be included in the Restated Bylaws.

PROPOSAL NO. 5

APPROVAL OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
MINIMUM NUMBER OF AUTHORIZED DIRECTORS

The Board of Directors has approved and declared advisable an amendment to our COI contemplated by this Proposal No. 5 to increase the minimum number of authorized directors from three to five directors.

Over the past several years, the Company has retained a minimum of five directors at any given time. This amendment will reflect the Company’s practice of retaining a minimum of five directors and is responsive to current expectations of certain investors and proxy advisory firms. The amendment contemplated by this Proposal No. 5 would amend the first sentence of paragraph (a) of Article Twelfth of the COI to change the minimum number of directors from “three (3)” to “five (5)” as set forth in paragraph (a) of Article 9 of the Restated COI. If Proposal No. 5 is adopted, the amendment to increase the minimum number of authorized directors from three to five directors will be included in the Restated COI. If Proposal No. 5 is adopted, but Proposal No. 3, and/or Proposal No. 6 is not adopted, the Restated COI will not contain the various amendments contemplated by Proposal No. 3, and/or the deletion of paragraph (e) of Article Twelfth of the COI as set forth in Proposal No. 6, as applicable. The adoption of the amendments to the COI contemplated by Proposal No. 5 requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

At the 2017 Annual Meeting, due in large part to the fact that holders of more than 30% of the Company’s outstanding shares failed to cast votes on the proposal, STAAR’s proposed amendments to the Certificate of Incorporation set forth in this Proposal No. 5 did not obtain the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote (though over 96% approval of all votes actually cast were cast in favor of the proposal).

STAAR’s Board of Directors unanimously recommends a vote “FOR” the adoption of the amendment to the COI contemplated by this Proposal No. 5 to be included in the Restated COI.

PROPOSAL NO. 6

APPROVAL OF

AMENDED AND RESTATED BYLAWS TO INCREASE THE MINIMUM NUMBER OF
AUTHORIZED DIRECTORS

Consistent with the amendments to the COI contemplated by Proposal No. 5, which, if adopted, would increase the number of authorized directors from three to five directors, the Board is seeking stockholder approval, pursuant to this Proposal No. 6, of the amendment to Section 2(a) of Article III of the Bylaws to provide that the number of authorized directors shall consist of a number established in accordance with the COI. The effectiveness of the amendments to the Bylaws contemplated by this Proposal No. 6 are conditioned upon adoption of Proposal No. 5 at the Annual Meeting.

If Proposal No. 6 is adopted, subject to the adoption of Proposal No. 5, the first sentence of Section 2(a) of Article III of the Bylaws would be amended as set forth in the Restated Bylaws and the second sentence of Section 2(a) of Article III of the Bylaws would be deleted. If Proposal No. 6 is adopted, but Proposal No. 4 and/or Proposal No. 8 is not adopted, the Restated Bylaws will not contain the various amendments contemplated by Proposal No. 4 and/or the deletion of Section 14 of Article III of the Bylaws set forth in Proposal No. 8, as applicable.

Under the COI, the amendment to Section 2(a) of Article III of the Bylaws requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

At the 2017 Annual Meeting, due in large part to the fact that holders of more than 30% of the Company’s outstanding shares failed to cast votes on the proposal, STAAR’s proposed amendments to the Certificate of Incorporation set forth in this Proposal No. 6 did not obtain the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote (though over 96% of all votes actually cast were cast in favor of the proposal).

This proposal is intended to align the Bylaws and the COI in connection with Proposal No. 5 above. For a description of the reasons for the proposed amendment, please see Proposal No. 6 above.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to Section 2(a) of Article III of the Bylaws contemplated by this Proposal No. 6 to be included in the Restated Bylaws.

PROPOSAL NO. 7

APPROVAL OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT THAT
DIRECTORS MAY BE REMOVED WITH OR WITHOUT CAUSE

The Board of Directors has approved and declared advisable an amendment to the COI contemplated by this Proposal No. 7 to remove the provision, which currently appears in paragraph (e) of Article Twelfth, stating: “Any director may be removed from office only for cause.”

This proposed change is required to align the provisions of the COI with Delaware law. If our stockholders approve Proposal No. 7, the COI would be amended to remove paragraph (e) of Article Twelfth, which amendment would become effective upon the filing of the Restated COI setting forth such amendment. If the stockholders do not approve this amendment, the provision will not be eliminated from our certificate of incorporation. Nevertheless, regardless of whether Proposal No. 7 is approved, the Company will not take action to purport to enforce the provision purporting to limit the removal of directors from office only for cause. If Proposal No. 7 is adopted, but Proposal No. 3, and/or Proposal No. 5 is not adopted, the Restated COI will not contain the various amendments contemplated by Proposal No. 3, and/or the amendment to the first sentence of paragraph (a) of Article Twelfth of the COI to change the minimum number of directors from “three (3)” to “five (5)” as set forth in Proposal No. 5, as applicable. The adoption of the amendments to the COI contemplated by Proposal No. 7 requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

At the 2017 Annual Meeting, due in large part to the fact that holders of more than 30% of the Company’s outstanding shares failed to cast votes on the proposal, STAAR’s proposed amendments to the Certificate of Incorporation set forth in this Proposal No. 7 did not obtain the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote (though over 99.7% approval of all votes actually cast were cast in favor of the proposal).

STAAR’s Board of Directors unanimously recommends a vote “FOR” the adoption of amendment to the COI contemplated by this Proposal No. 7 to be included in the Restated COI.

PROPOSAL NO. 8

APPROVAL OF

AMENDED AND RESTATED BYLAWS TO REFLECT THAT DIRECTORS MAY BE REMOVED
WITH OR WITHOUT CAUSE

Consistent with the amendments to the COI contemplated by Proposal No. 7, the Board of Directors is seeking stockholder approval of an amendment to the Bylaws to remove the following provision, which appears in Article III, Section 14 of the Bylaws, stating: “Removal of Directors. Except as otherwise provided by statute, any director may be removed only for cause.” Under the COI, the amendment to Section 14 of Article III requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

This proposal mirrors Proposal No. 7 above but is related to the Bylaws rather than the COI. For a description of the reasons for the proposed amendment, please see Proposal No. 7 above. If Proposal No. 8 is adopted, the amendment to eliminate Article III, Section 14 of the Bylaws will be reflected in the Restated Bylaws. If Proposal No. 8 is adopted, but Proposal No. 4 is not adopted and/or Proposal No. 6 is not adopted (or the amendments to the Bylaws contemplated by Proposal No. 6 are not adopted due to the failure of Proposal No. 5 to have been adopted), the Restated Bylaws will not contain the amendments contemplated by Proposal No. 4 and/or the deletion of Section 14 of Article III of the Bylaws set forth in Proposal No. 8, as applicable.

Under the COI, the amendment to Article III, Section 14 of the Bylaws requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

At the 2017 Annual Meeting, due in large part to the fact that holders of more than 30% of the Company’s outstanding shares failed to cast votes on the proposal, STAAR’s proposed amendments to the Certificate of Incorporation set forth in this Proposal No. 8 did not obtain the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote (though over 99.7% of all votes actually cast were cast in favor of the proposal).

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to reflect the removal of Article III, Section 14 of the Bylaws pursuant to Proposal No. 8.

PROPOSAL NO. 9

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has approved the selection of BDO USA, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 28, 2018.

Although this appointment is not required to be submitted to a vote of the stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment. If the stockholders do not ratify the appointment, which requires the affirmative vote of the holders of a majority of the voting power of the shares of the Common Stock present, in person or by proxy, and entitled to vote on such proposal, the Board of Directors will consider the selection of another independent registered public accounting firm.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2018.

Representatives of BDO USA, LLP, which served as the independent registered public accounting firm for STAAR for fiscal year 2017, have been invited to be present at the Annual Meeting. STAAR expects representatives of BDO to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees for professional services provided by BDO USA, LLP related to fiscal year 2017 and fiscal year 2016, all of which the Audit Committee pre-approved:

	2017	2016
Audit Fees(1)	$885,000	$800,000
Audit-Related(2)	26,000	27,000
Tax-Related(3)	—	—
All Other Fees	—	—

(1)	Both 2017 and 2016 Audit Fees include: (i) the audit of our Consolidated Financial Statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) the audit of management’s report on the effectiveness of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002; (iii) reviews of the interim condensed Consolidated Financial Statements included in our quarterly reports on Form 10-Q; and (iv) comfort letters, consents and other services related to SEC reimbursements.
(2)	Audit-related Fees were for audits of our employee benefit plan.
(3)	These fees were for a review of statutory tax filings for our Swiss operations.

The Audit Committee administers STAAR’s engagement of BDO USA, LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of BDO USA, LLP and whether, for reasons of efficiency or convenience, it is in the best interest of STAAR to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by BDO USA, LLP of the non-audit services related to the fees shown in the table above did not affect that firm’s independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services, and the Audit Committee pre-approved all fees and services of BDO USA, LLP, for work done in 2017 and 2016. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL 10:

ADVISORY VOTE TO APPROVE ANNUAL COMPENSATION PROGRAM FOR NON-EMPLOYEE DIRECTORS AND ANY INCREASE TO THE ANNUAL COMPENSATION PROGRAM BY UP TO TEN PERCENT (10%) OVER ANY TWO-YEAR PERIOD

Requested Stockholder Approval

The Board of Directors believes that stockholder approval, each on an advisory, non-binding basis, of the annual compensation program for our non-employee directors, as revised by the Board of Directors in March 2018 (the “Annual Compensation Program”), and any increase to the Annual Compensation Program by up to ten percent (10%) over any two-year period is in the best interests of us and our stockholders because it allows us to attract and retain qualified non-employee directors who are important to our long-term success. We believe that the compensation paid to non-employee directors pursuant to the Annual Compensation Program is reasonable and appropriate, in line with market practice, and compensates our non-employee directors for services as non-employee directors and aligns the interests of us and our stockholders.

Background

In June 2017, the Board of Directors commenced reevaluation of the compensation of our non-employee directors, which was most recently disclosed in our proxy statement filed with the SEC on May 1, 2017. The existing $40,000 per year annual cash retainer had remained at the same level since May 2010.  In August 2016, the Board of Directors had approved changing the annual equity grants to non-employee directors from a fixed number of 20,000 stock options to an equity grant based on a fixed value methodology, with the value set at $100,000. Each non-employee director annually chooses the form of equity he or she receives based on a Black Scholes value of stock options or the fair value of restricted stock. The annual equity grants vest fully on the earlier of the first anniversary of the grant date or the date of our next annual meeting of stockholders to elect directors. Equity grants are awarded pursuant to the Company’s Omnibus Equity Incentive Plan (Plan). The Plan authorizes the Plan Administrator to accelerate vesting in the event of death, disability or a Change in Control, as defined in the Plan.

Board Review and Changes to Compensation Program

In March 2018, following a review of benchmark data concerning non-employee director compensation of our peer group, our board of directors approved the following changes to the compensation program for non-employee directors: (i) an increase in the annual director’s fee for non-employee directors from $40,000 to $50,000 effective April 6, 2018; and (ii) an increase in the annual non-employee director equity grant from a fair market value of $100,000 to a fair market value of $110,000, based on a Black Scholes calculation as of the date of grant. In accordance with these changes, each non-employee director was granted an equity grant with a fair market value of $10,000 on March 15, 2018 (the “March 2018 Grant”). With these two changes to the Annual Compensation Program, non-employee directors are compensated as follows:

Annual Retainers	($)
Board Members	50,000
Board of Directors Chair	25,000
Audit Committee Chair	15,000
Compensation Committee Chair	15,000
Nominating and Governance Chair	15,000
Members of the Audit Committee, Compensation Committee, and Nominating and Governance Committee	5,000

Annual equity grants are awarded to non-employee directors based on a fixed value methodology, with the value set at $110,000. Each non-employee director annually chooses the form of equity he or she receives based on a Black Scholes value of stock options or the fair value of restricted stock. Equity grants vest fully on the earlier of the first anniversary of the grant date or the date of our next annual meeting of stockholders to elect directors. The Plan authorizes the Plan Administrator to accelerate vesting in the event of death, disability or a Change in Control, as defined in the Plan. Initial equity grants are awarded on a pro-rata basis based on the period of service that remains in the director’s term.

We currently have five directors serving on our Board of Directors, four of which are non-employee directors who are eligible to receive compensation under the Annual Compensation Program. Our employee director does not receive compensation for her service as a director.

Requested Stockholder Approval

The Board of Directors is seeking stockholder advisory approval of the current Annual Compensation Program for the current and future years, including an annual cash retainer of $50,000 and equity grants with a Black Scholes value at grant of $110,000. The Board is also seeking advisory approval from stockholders of any increase to the Annual Compensation Program by up to ten percent (10%) over any two-year period. Under the Plan, the total grant date fair value of equity-based awards granted to a non-employee director for services as a non-employee director during any fiscal year may not exceed $500,000.

Although the Board of Directors is not required to seek or receive stockholder approval of our Annual Compensation Program, the Board of Directors is doing so on an advisory basis in the interest of good corporate governance. The Board of Directors believes that stockholder ratification of the Annual Compensation Program is in the best interests of us and our stockholders because it appropriately rewards our non-employee directors who we believe are important to our success.

While the vote does not bind the Board of Directors to any particular action, the Board of Directors values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements.

The STAAR Board of Directors unanimously recommends a vote FOR the approval, on an advisory basis,

of the Annual Compensation Program for non-employee directors and any increase to the Annual Compensation Program by up to ten percent (10%) over any two-year period.

PROPOSAL NO. 11

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Background to the Advisory Vote

As mandated by the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, we provide our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules (a “say-on-pay”). We allow for this vote on an annual basis. In an advisory vote at the 2017 Annual Meeting, approximately 97% of the voting power present in person or by proxy and entitled to vote on the matter voted in favor of annual advisory votes on executive compensation. The Compensation Committee believes this affirms stockholders’ support of our approach to executive compensation.

Board of Directors Recommendation

As stated in our Compensation Discussion and Analysis, our compensation program is designed to reward our executives for meeting or exceeding corporate financial and non-financial goals and also individual objectives.

The Board of Directors believes that STAAR has been able to attract and retain personnel with a high level of professional skill and experience partly because of the value its executives have placed on the potential growth in value of their equity compensation if their efforts to improve STAAR’s business succeed.

In 2017, we continued to award a significant proportion of our named executive officers’ total compensation in the form of variable, at-risk compensation, either through annual performance-based cash incentives or equity awards.

The Board of Directors invites you to review carefully the Compensation Discussion and Analysis beginning on page 20, before voting on the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of STAAR’s named executive officers, including STAAR’s compensation practices and principles and their implementation, as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.”

While the vote does not bind the Board of Directors to any particular action, the Board of Directors values the input of the stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory basis, of STAAR’s compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section of this proxy statement.

SECTION  16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and the SEC’s rules thereunder, require our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the SEC and to furnish to us copies of all reports they file. The SEC has established specific dates for these reports and requires STAAR to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis.

To our knowledge, based solely on a review of the copies of such reports received or written representatives from the reporting persons, we believe that during our 2017 fiscal year our directors, executive officers and persons who beneficially own more that 10% of our Common Stock complied with all Sections of 16(a) filing requirements.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 29, 2017, which contains our consolidated financial statements of STAAR for that period, accompanies this proxy statement but is not a part of our soliciting materials.

We will provide stockholders, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 29, 2017, if the stockholder submits a written request to STAAR Surgical Company, c/o Office of the Secretary, 1911 Walker Avenue, Monrovia, California 91016. Exhibits to the Form 10-K will be provided on written request of any stockholder, subject to reimbursement of STAAR’s reasonable expenses. Exhibits are available at no charge on the SEC’s website, www.sec.gov. STAAR’s Annual Report on Form 10-K is also available on STAAR’s website at www.staar.com. This website reference is not intended to function as a hyperlink and the information contained on STAAR’s website is not a part of this proxy statement.

This Proxy Statement and our Chief Executive Officer’s letter contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Investors should not place undue reliance on the forward-looking statements, which speak only as of the date of this Proxy Statement. These forward-looking statements include, but are not limited to, statements related to risks associated with our future operating or financial performance as well as our compensation programs. Readers are cautioned that these forward-looking statements are all based on current expectations and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the risks and uncertainties disclosed in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 29, 2017 and in our subsequent periodic reports on Form 10-Q and Form 8-K. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

By Order of the Board of Directors,

STAAR SURGICAL COMPANY

Samuel Gesten
Vice President, Chief Legal Officer and Secretary
Monrovia, California
April 26, 2018

Appendix 1

STAAR SURGICAL COMPANY
AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE 1.

PURPOSE

The purpose of the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of STAAR Surgical Company (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. This Plan constitutes an amendment and restatement of the STAAR Surgical Company Amended and Restated 2003 Omnibus Equity Incentive Plan (the “Original Plan”), which was last approved by the Company’s stockholders on June 24, 2016.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1            “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.7, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2            “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3            “Applicable Law” shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4            “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.5            “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6            “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.2.

2.7            “Board” shall mean the Board of Directors of the Company.

2.8            “Change in Control” shall mean the occurrence of any one (or more) of the following events:

(a)               Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock of the Company with respect to which fifty percent (50%) or more of the total number of votes for the election of the Board may be cast;

(b)               The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c)               The Company consummates an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

(d)               An acquisition in a single or series of related transactions, including without limitation a tender offer or exchange offer, by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

Notwithstanding the foregoing, the following transactions shall not constitute a Change in Control for purposes of the Plan: (i) any acquisition by the Company or any of its Subsidiaries; or (ii) any transaction (x) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; (y) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity, provided, however, that no person or group shall be treated for purposes of this clause (y) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction and (z) any transaction after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction.

Further notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

2.9            “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10                “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board described in Article 12 hereof.

2.11                “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.12                “Company” shall have the meaning set forth in Article 1.

2.13                “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14                “Covered Employee” shall mean any Employee who is, or could become, a “covered employee” within the meaning of Section 162(m) of the Code.

2.15                “Director” shall mean a member of the Board, as constituted from time to time.

2.16                “Director Limit” shall have the meaning set forth in Section 4.6.

2.17                “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 10.2.

2.18                “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19                “Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company’s stockholders.

2.20                “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.21                “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.22                “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

2.23                “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24                “Expiration Date” shall have the meaning given to such term in Section 13.1(c).

2.25                “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)               If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)               If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)               If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.26                “Full Value Award” shall mean any Award granted under the Plan other than an Option or a Share Appreciation Right and that is settled by the issuance of Shares.

2.27                “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28                “Holder” shall mean a person who has been granted an Award.

2.29                “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30                “Incumbent Directors” shall mean for any period of 12 consecutive months, commencing with this Plan’s Effective Date, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a), (c) or (d) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.31                “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.32                “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.33                “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.34                “Option Term” shall have the meaning set forth in Section 6.4.

2.35                “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.

2.36                “Original Plan” shall have the meaning set forth in Article 1.

2.37                “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

2.38                “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.39                “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)               The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) revenue, (ii) earnings, or earnings before interest, taxes, depreciation and amortization, or EBITDA, (iii) earnings per share, (iv) stock price, (v) operating cash flow, (vi) net income, (vii) profit margins, operating margins, gross margins or cash margins, (viii) revenue growth, (ix) pre- or after-tax income (before or after allocations of corporate overhead and bonuses), (x) return on equity, (xi) total shareholder return, (xii) return on assets or net assets, (xiii) appreciation in and/or maintenance of the price of the Common Stock, (xiv) market share, (xv) gross profits, (xvi) economic value-added models or equivalent metrics, (xvii) comparisons with various stock market indices, (xviii) reductions in costs, (xix) cash flow or cash flow per share, (xx) return on capital (including return on total capital or return on invested capital), (xxi) cash flow return on investment, (xxii) improvement in or attainment of expense levels or working capital levels, (xxiii) year-end cash, (xxiv) debt reductions, (xxv) stockholder equity, (xxvi) regulatory or litigation achievements, (xxvii) implementation, completion or attainment of measurable objectives with respect to business development, new products or services, budgets, regulatory or business risks, acquisitions, divestitures or recruiting and maintaining personnel, (xxviii) earnings, (xxix) expenses, (xxx) cost of goods sold, (xxxi) working capital, (xxxii) price/earnings ratio, (xxxiii) debt or debt-to-equity, (xxxiv) accounts receivable, (xxxv) writeoffs, (xxxvi) assets, (xxxvii) liquidity, (xxxviii) operations, (xxxix) research or related milestones, (xl) intellectual property (e.g., patents), (xli) product development, (xlii) information technology, (xliii) financings, (xliv) product quality control, (xlv) management, (xlvi) human resources, (xlvii) corporate governance, (xlviii) compliance program, (xlix) internal controls, (xlxi) policies and procedures, (xlxii) accounting and reporting, (xlxiii) strategic alliances, (xlxiv) licensing and partnering, (xlxv) site, plant or building development, (xlxvi) business initiatives; (xlxviii) investments, and/or (xlxviii) any combination of the foregoing, any of which may be measured either in absolute terms, or changes in growth or reduction, or as compared to any increase or decrease or as compared to results of a peer group or index. Such Performance Goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

(b)               The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to reorganizations or restructuring programs or divestitures or acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to asset write-downs or the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under U.S. Generally Accepted Accounting Principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; (xv) litigation or claim judgments or settlements; (xvi) items related to acquired in-process research and development; (xvii) items relating to changes in tax laws; (xviii) items relating to major licensing or partnership arrangements; (xix) items relating to asset impairment charges; (xx) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; or (xxi) items relating to foreign exchange or currency transactions and/or fluctuations. For all Awards intended to qualify as performance-based compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.40                “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual.

2.41                “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.

2.42                “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.43                “Plan” shall have the meaning set forth in Article 1.

2.44                “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.45                “Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.46                “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 9.

2.47                “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.48                “Securities Act” shall mean the Securities Act of 1933, as amended.

2.49                “Shares” shall mean shares of Common Stock.

2.50                “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.51                “SAR Term” shall have the meaning set forth in Section 6.4.

2.52                “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.53                “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.54                “Termination of Service” shall mean:

(a)               As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b)               As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c)               As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1              Number of Shares.

(a)               Subject to Sections 3.1(b) and 13.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan is 15,385,000. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market. Notwithstanding the foregoing, the aggregate number of Shares available for issuance under the Plan shall be reduced by two Shares for each Share delivered in settlement of any Full Value Award granted on or after the Effective Date.

(b)               To the extent all or a portion of an Award is forfeited, expires or such Award or portion thereof is settled for cash (in whole or in part), the Shares counted against the Shares available under the Plan with respect to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan in an amount corresponding to the reduction in the share reserve previously made in accordance with Section 3.1(a) above. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to any Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares forfeited by the Holder or repurchased by the Company under Section 8.4 at a price not greater than the price originally paid by the Holder so that such Shares are returned to the Company will again be available for Awards in an amount corresponding to the reduction in the share reserve previously made in accordance with Section 3.1(a) above. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)               Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2            Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 400,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000. To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE 4.

GRANTING OF AWARDs

4.1            Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other Person shall participate in the Plan.

4.2            Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3            Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4            At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.

4.5            Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such sub-plans and/or modifications shall increase the share limitation contained in Section 3.1, the Award Limit or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

4.6              Non-Employee Director Awards. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards granted to a Non-Employee Director during any calendar year shall not exceed $500,000 (the “Director Limit”).

ARTICLE 5.

Provisions Applicable to Awards Intended to Qualify as Performance-Based Compensation

5.1            Purpose. The Administrator may, in its sole discretion, (a) determine whether an Award is intended to qualify as Performance-Based Compensation and (b) at any time after any such determination, alter such intent for any or no reason. If the Administrator, in its sole discretion, decides to grant an Award that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), then the provisions of this Article 5 shall control over any contrary provision contained in the Plan or any applicable Program; provided that, if after such decision the Administrator alters such intention for any reason, the provisions of this Article 5 shall no longer control over any other provision contained in the Plan or any applicable Program. The Administrator, in its sole discretion, may (i) grant Awards to Eligible Individuals that are based on Performance Criteria or Performance Goals or any such other criteria and goals as the Administrator shall establish, but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation and (ii) subject any Awards intended to qualify as Performance-Based Compensation to additional conditions and restrictions unrelated to any Performance Criteria or Performance Goals (including, without limitation, continued employment or service requirements) to the extent such Awards otherwise satisfy the requirements of this Article 5 with respect to the Performance Criteria and Performance Goals applicable thereto. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2            Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Administrator (i) shall, unless otherwise provided in an Award Agreement, have the right to reduce or eliminate the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant, including the assessment of individual or corporate performance for the Performance Period, but (ii) shall in no event have the right to increase the amount payable for any reason.

5.3            Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section

162(m) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or a Subsidiary throughout the Performance Period. Unless otherwise provided in the applicable Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such Performance Period are achieved.

5.4            Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Program and Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

granting OF OPTIONS and stock appreciation rights

6.1            Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

6.2            Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of

Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other Person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

6.3            Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

6.4            Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 6.4 and without limiting the Company’s rights under Section 11.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 11.7 and 13.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

6.5            Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.

ARTICLE 7.

EXERCISE OF OPTIONS and STOCK APPRECIATION RIGHTS

7.1            Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 7 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

7.2            Manner of Exercise. Except as set forth in Section 7.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)               A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed or otherwise acknowledge electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b)               Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.

(c)               In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d)               Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 11.1 and 11.2.

7.3            Notification Regarding Disposition. The Holder shall give the Company or its designee prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1              Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

8.2            Rights as Stockholders. Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 8.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

8.3            Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, the Administrator may, upon a Change in Control, or the Holder’s death or disability, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement.

8.4            Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon a Change in Control, or the Holder’s death or disability, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

8.5            Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 9.

Award of restricted stock units

9.1            Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

9.2            Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.3            Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

9.4            Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

9.5            Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 11.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

9.6            Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

award of OTHER STOCK OR CASH BASED AWARDS and DIVIDEND EQUIVALENTS

10.1                Other Stock or Cash Based Awards. The Administrator is authorized to (a) grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual and (b) determine whether such Other Stock or Cash Based Awards shall be Performance-Based Compensation. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, including the Performance Criteria, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

10.2                Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

ARTICLE 11.

ADditional terms of awards

11.1                Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made,

including, without limitation: (a) cash or check, (b) Shares (including Shares issuable pursuant to the exercise, vesting or payment of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2                Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, allow a Holder to satisfy such obligations by any payment means described in Section 11.1 hereof, including without limitation, by allowing such Holder to have the Company or any Subsidiary withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other number as would not result in adverse financial accounting consequences for the Company or any of its Subsidiaries). The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3                Transferability of Awards.

(a)               Except as otherwise provided in Sections 11.3(b) and 11.3(c):

(i)                 No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii)              No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 11.3(a)(i); and

(iii)            During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b)               Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 11.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)               Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

11.4                Conditions to Issuance of Shares.

(a)               The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b)               All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c)               The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)               No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e)               The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

11.5                Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

11.6                Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 11.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

11.7                Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 13.2 or 13.10).

11.8                Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.8 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any mutually agreed time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

ARTICLE 12.

ADMINISTRATION

12.1          Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to Awards that are intended to be Performance-Based Compensation, including Options and Stock Appreciation Rights, then the Committee shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “outside director” for purposes of Section 162(m) of the Code. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) Committee members may resign at any time by delivering written or electronic notice to the Board and (b) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.7.

12.2                Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 11.5 or Section 13.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3                Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4                Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a)               Designate Eligible Individuals to receive Awards;

(b)               Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c)               Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)               Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria or performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, subject to Section 12.5, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)               Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)                Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)               Decide all other matters that must be determined in connection with an Award;

(h)               Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)                 Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j)                 Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k)               Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.5 and Section 13.2.

12.5                No Discretionary Acceleration of Vesting. Notwithstanding any provision of the Plan to the contrary, the Administrator shall not exercise discretion to provide for accelerated vesting, exercisability or distribution of any Award granted under the Plan except in the event of the Participant’s death, disability or upon or following a Change in Control.

12.6                Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all Persons.

12.7                Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees with respect to Awards intended to constitute Performance Based Compensation, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law (including, without limitation, Section 162(m) of the Code). Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.7 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1                Amendment, Suspension or Termination of the Plan.

(a)               Except as otherwise provided in Section 13.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 11.5 and Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b)               Notwithstanding Section 13.1(a), the Board may not, except as provided in Section 13.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan or the Award Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 11.6.

(c)               No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

13.2                Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)               In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, and adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator.

(b)               In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i)                 To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);

(ii)              To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iii)            To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)             To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

(v)               To replace such Award with other rights or property selected by the Administrator; and/or

(vi)             To provide that the Award cannot vest, be exercised or become payable after such event.

(c)               In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i)                 The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 13.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or

(ii)              The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, and adjustments of the Award Limit).

(d)               Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation, in each case, as determined by the Administrator.

(e)               In the event that the successor corporation in a Change in Control and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 13.2(d) hereof, each such non-assumed/substituted Award, except for any Performance Awards, shall become fully vested and, as applicable, exercisable and shall be deemed exercised, immediately prior to the consummation of such transaction, and all forfeiture restrictions on any or all such Awards shall lapse at such time. For the avoidance of doubt, the vesting of any Performance Awards not assumed in a Change in Control will not be automatically accelerated pursuant to this Section 13.2(e) and will instead vest pursuant to the terms and conditions of the applicable Award Agreement upon a Change in Control where the successor corporation and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 13.2(d) hereof. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 13.2(e) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor. Notwithstanding anything to the contrary, in the event that, within the twelve (12) month period immediately following a Change in Control, a Holder experiences a Termination of Service by the Company for other than Cause or by a Holder for Good Reason, then the vesting and, if applicable, exercisability of that number of Shares equal to one hundred percent (100%) of the then-unvested Shares subject to the outstanding assumed Awards held by such Holder shall accelerate upon the date of such Termination of Service.

(f)                For the purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

(g)               The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)               Unless otherwise determined by the Administrator, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent it would (i) with respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, cause such Award to fail to so qualify as Performance-Based Compensation, (ii) cause the Plan to violate Section 422(b)(1) of the Code, (iii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iv) cause an Award to fail to be exempt from or comply with Section 409A.

(i)                 The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)                 In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

13.3                Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. If the Plan is not approved by the Company’s stockholders, (i) it will not become effective, (ii) no Awards shall be granted thereunder, and (iii) the Original Plan will continue in full force and effect in accordance with its terms. Upon the approval of the Plan by the Company’s stockholders, any awards outstanding under the Original Plan as of the date of such approval shall remain outstanding and, if applicable, exercisable pursuant to the terms of such individual grants.

13.4                No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

13.5                Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6                Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7                Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

13.8                Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9                Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

13.10            Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A, and such Award or other amount is payable on account of a Participant’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s Termination of Service, or (ii) the date of the Participant’s death. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 13.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

13.11            Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

13.12            Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.13            Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.14            Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of STAAR Surgical Company on March 15, 2018.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of STAAR Surgical Company on June 14, 2018.

Executed on this 14th day of June, 2018.

Corporate Secretary

Appendix 2

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

STAAR SURGICAL COMPANY

~~Pursuant to Sections 103 and 245(a) of the Delaware Genera1 Corporation Law (the “DGCL”),~~ STAAR Surgical Company, a corporation duly organized and existing under the laws of the State of Delaware (the “Corporation”), certifies the following:

1. The Corporation was originally incorporated in the State of Delaware on April 3, 1986 under its present name.

2. This Amended and Restated Certificate of Incorporation ~~merely~~ amends, restates and integrates the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended or supplemented ~~and does not further amend the Certificate of Incorporation.~~ .

3. This Amended and Restated Certificate of Incorporation was duly ~~approved by the Board of Directors~~ adopted in accordance with Section 242 and Section 245 ~~(a)~~ of the General Corporation Law of the ~~DGCL.~~ State of Delaware.

4. The Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

~~FIRST:~~ ARTICLE 1

Name

The name of the Corporation is STAAR Surgical Company.

~~SECOND:~~ ARTICLE 2

Registered Office

The address of the Corporation’s registered office in the State of Delaware is ~~410 South State Street~~ 251 Little Falls Drive in the ~~city~~ City of ~~Dover~~ Wilmington, County of ~~Kent~~ New Castle, Delaware ~~19901~~ 19808. The name of its registered agent at such address is ~~United Corporate Services, Inc~~ Corporation Service Company.

~~THIRD:~~ ARTICLE 3

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware~~.~~ (the “DGCL”).

~~FOURTH:~~

ARTICLE 4

Capital Stock

(a) The Corporation shall be authorized to issue ~~SEVENTY MILLION~~ seventy million (70,000,000) shares of capital stock, which shall be divided into two classes, consisting of ~~SIXTY MILLION~~ sixty million (60,000,000) shares of Common Stock, ~~each of the~~ par value of ~~$.~~ $0.01 per share (“Common Stock”), and ~~TEN MILLION~~ ten million (10,000,000) shares of Preferred Stock, ~~each of the~~ par value ~~of $.~~ $0.01 per share (“Preferred Stock”).

(b) The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

Except as otherwise required by statute or provided for by resolution or resolutions of the Board of Directors, as hereinafter set forth, the holders of the Common Stock of the Corporation shall possess the exclusive right to vote for the election of directors and for all other corporate purposes.

The Preferred Stock shall each be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment dated shall be cumulative; and the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Corporation or of any other corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

All the Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

~~FIFTH: The name and mailing address of the Incorporator is as follows:~~

~~Name~~ 	~~Mailing Address~~
~~Elliot H. Lutzker~~ 	~~Snow, Becker, Kroll, Klaris & Kraus, P.C. 99 Park Avenue 17th Floor New York, New York 10016~~

~~SIXTH~~

ARTICLE 5

Bylaws

The Board of Directors is expressly authorized to adopt, amend or repeal the ~~Bylaws~~ bylaws of the Corporation~~.~~ (as the same may be amended and/or restated from time to time, the “Bylaws”).

~~SEVENTH: Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.~~

~~EIGHTH:~~ ARTICLE 6

Indemnification

The Corporation shall, to the full extent permitted by Section 145 of the ~~Delaware General Corporation Law~~ DGCL, have the power to indemnify all persons whom it may indemnify pursuant thereto.

~~NINTH:~~ ARTICLE 7

Arrangement with Creditors

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement then the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on this Corporation.

~~TENTH:~~ ARTICLE 8

Limitation of Director Liability

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the ~~Delaware General Corporation Law~~ DGCL; or (iv) for any transaction from which the director derived an improper ~~/~~ personal benefit.

~~ELEVENTH:~~ ARTICLE 9

Election of Directors

(a) Subject to the special rights, if any, of the holders of one or more series of Preferred Stock to elect directors, the ~~The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Statute, and all rights conferred upon stockholders herein are granted subject to this reservation.~~

~~TWELFTH:~~

~~(a) The~~ number of directors that shall constitute the entire Board of Directors of this Corporation shall be not less than ~~three (3~~ five (5) nor more than nine (9), ~~subject to~~ and the ~~provisions of this Article TWELFTH. The~~ exact number of such directors shall be fixed, within the foregoing limitations, by the vote of a majority of the entire Board of Directors. ~~The number of directors which constitutes the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.~~ Directors need not be stockholders. Except as otherwise provided by ~~statute or~~ this Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”), the Bylaws or ~~the Corporation’s Bylaws~~ applicable law, the directors shall be elected at the annual meeting of stockholders~~. Each~~, and each director shall hold office until his or her successor shall have been duly elected and qualified, or until his or her earlier death, ~~or until he shall have resigned, or have been removed~~ resignation, removal or disqualification.

(b) ~~Beginning at~~ Subject to the ~~Annual Meeting of stockholders in 2006,~~ special rights, if any, of the holders of one or more series of Preferred Stock to elect directors, all directors shall be elected by a plurality of votes of the shares that are represented in person or by proxy at the ~~Annual Meeting~~ annual meeting of stockholders in each year and that are entitled to vote on the election of directors. ~~Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified, provided that~~ Elections of directors ~~in office prior to the 2006 Annual meeting shall continue in office until the expiration of the terms to which they were originally elected. Directors~~ need not be ~~stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in~~ by written ballot unless the Bylaws shall otherwise provide.

~~(c) Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior~~

ARTICLE 10

Vacancies and Newly Created Directorships

Subject to the ~~next succeeding annual meeting~~ special rights, if any, of the holders of one or more series of Preferred Stock to ~~the extent of the number of such vacancies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.~~

~~(d) Newly~~ elect directors, newly created directorships resulting from any increase in the number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, shall be filled exclusively by the affirmative vote of a majority of the remaining members of the Board of Directors (and not by stockholders), although less than a quorum, or by a sole remaining director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

~~(e)~~ ARTICLE 11

Prohibition on Stockholder Action by Consent

Any ~~director may be removed from office only for cause.~~

~~THIRTEENTH: No~~ action required or permitted ~~or required~~ to be taken by stockholders ~~pursuant~~ must be taken at an annual meeting or special meeting of stockholders, and no action required or permitted to ~~the Delaware General Corporation Law~~ be taken by stockholders may be taken by consent or consents in ~~writing~~ in lieu of a meeting of stockholders.

ARTICLE 12

Amendment of Certificate of Incorporation and Bylaws

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Statute, and all rights conferred upon stockholders herein are granted subject to this reservation. ~~FOURTEENTH:~~

Notwithstanding anything to the contrary contained in this Certificate of Incorporation or the Corporation’s Bylaws ~~to the contrary~~, but in addition to any vote required by the DGCL or any other provision of this Certificate of Incorporation, Articles ~~Twelfth, Thirteenth~~ 9, 10, 11 and ~~Fourteenth~~ 12 of this Certificate of Incorporation~~, and Section 11 of Article II, Section 2 of Article III, Section 13 of Article III, and Section 14 of Article III of the Bylaws,~~ shall not be altered, amended or repealed, and no ~~provisions~~ provision inconsistent therewith shall be adopted, without the affirmative vote of the holders of at least two-thirds ~~or more~~ in voting power of the outstanding stock of the Corporation entitled to vote thereon.

Notwithstanding anything to the contrary contained in this Certificate of Incorporation or the Bylaws, but in addition to any vote required by any other provision of this Certificate of Incorporation, any provision of the Bylaws or the DGCL, Section 11 of Article II, Section 2 of Article III, and Section 11 of Article III of the Bylaws shall not be altered, amended or repealed by the stockholders, and no provision inconsistent therewith shall be adopted by the stockholders, without the affirmative vote of the holders of at least two-thirds in voting power of the outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned ~~STAAR Surgical Company~~ has caused this Amended and Restated Certificate of Incorporation to be executed by ~~Samuel Gesten,~~ its duly authorized officer, on ~~June 9, 2014~~ this      day of                     , 2018.

STAAR Surgical Company

By:
Name:	Samuel Gesten
Title:	Secretary

Appendix 3

AMENDED AND RESTATED BYLAWS

STAAR Surgical Company

(a Delaware Corporation)

ARTICLE I

Offices

SECTION 1. Registered Office. The registered office of the Corporation within the State of Delaware shall be as set forth in the Corporation’s certificate of incorporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”).

SECTION 2. Other Offices. The Corporation may also have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

SECTION 1. Place of Meetings. All meetings of stockholders for the election of directors or for any other purpose shall be held at any such place, if any, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 13 of this Article II and Section 211(a) of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

SECTION 2. Annual Meeting. An annual meeting of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. At such annual meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

SECTION 3. Special Meetings.

(a) Special meetings of the stockholders of the Corporation (i) may be called, for any purpose or purposes, by or at the direction of the Board of Directors, the Chairman of the Board, if one shall have been elected, or the President and (ii) subject to and in compliance with the following provisions of this Section 3, shall be called by the Secretary upon the written request of one or more Proposing Persons having Net Long Beneficial Ownership of at least thirty-five percent (35%) of the outstanding common stock of the Corporation (the “Requisite Percentage”).

(b) In order for a special meeting of stockholders to be validly called pursuant to Section 3(a)(ii) of this Article II (a “Stockholder Requested Special Meeting”), one or more requests for a special meeting (each, a “Special Meeting Request,” and collectively, the “Special Meeting Requests”) in a proper form must be signed by one or more Proposing Persons having, in the aggregate, the Requisite Percentage of the outstanding common stock and must be delivered to the Secretary at the principal executive offices of the Corporation by registered mail, return receipt requested in accordance with this Section 3(b). In determining whether a Stockholder

Requested Special Meeting has been validly called, multiple Special Meeting Requests delivered to the Secretary will be considered together only if each Special Meeting Request identifies the same purpose or purposes of the Stockholder Requested Special Meeting and the same matters proposed to be acted on at such meeting (in each case as determined in good faith by the Board of Directors), and such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the earliest dated Special Meeting Request. In determining whether two or more Special Meeting Requests should be considered together (and therefore aggregated for purposes of determining whether the Requisite Percentage has been reached), Special Meeting Requests calling for the removal of one or more members of the Board of Directors shall be considered together if the director or directors proposed to be so removed are identified in such Special Meeting Requests. To be in proper form, each Special Meeting Request shall (i) set forth the name and address, as they appear on the Corporation’s books (or in the case of beneficial holders, as they appear on satisfactory proof provided thereof), of each Proposing Person, (ii) bear the date of signature of each Proposing Person signing the Special Meeting Request, and (iii) include (x) a statement of the specific purpose or purposes of the meeting, the matter or matters proposed to be acted on at the special meeting and the reasons for conducting such business at the special meeting, (y) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), and (z) such other information and representations, to the extent applicable, regarding the Proposing Person and the matters proposed to be acted on at the special meeting that would be required to be set forth in a stockholder’s notice delivered pursuant to Section 12 hereof. Any Proposing Person may revoke his, her or its Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive offices of the Corporation.

(c) The Secretary shall not be required to call a special meeting pursuant to a Special Meeting Request if (i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (ii) the Special Meeting Request is received by the Corporation during the period commencing sixty (60) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending immediately following the final adjournment of the next annual meeting; (iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within one hundred eighty 180 days prior to receipt by the Corporation of such Special Meeting Request; (iv) a Similar Item is already included in the Corporation’s notice as an item of business to be brought before a meeting of the stockholders that has been called but not yet held; or (v) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act (as hereinafter defined), or other applicable law. In addition, if a Stockholder Requested Special Meeting is validly called in compliance with this Section 3, the Board of Directors may (in lieu of calling the Stockholder Requested Special Meeting) present a Similar Item or Similar Items for stockholder approval at any other meeting of stockholders that is held within 120 days after the Corporation receives Special Meeting Requests sufficient to call a Stockholder Requested Special Meeting in compliance with this Section 3; and, in such case, the Secretary shall not be required to call the Stockholder Requested Special Meeting. For the avoidance of doubt, one or more Special Meeting Requests calling for the removal of one or more members of the Board of Directors shall not be considered a Similar Item unless such Request or Requests call for the removal of a member of the Board of Directors who received a greater number of votes “for” such election than votes “withheld” from such election at the immediately prior annual meeting.

(d) Any special meeting of stockholders, including any Stockholder Requested Special Meeting, shall be held in the contiguous United States at such date and time as may be fixed by the Board of Directors in accordance with these Bylaws and in compliance with applicable law; provided that a Stockholder Requested Special Meeting shall be held within ninety (90) days after the Corporation receives one or more valid Special Meeting Requests in compliance with this Section 3 from Proposing Persons having Net Long Beneficial Ownership of the Requisite Percentage; provided, further, that the Board of Directors shall have the discretion to (x) call an annual or special meeting of stockholders (in lieu of calling the Stockholder Requested Special Meeting) in accordance with the last sentence of Section 3(c) of this Article II or (y) cancel any Stockholder Requested Special Meeting that has been called but not yet held for any of the reasons set forth in Section 3(c) of this Article II.

(e) Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose(s) stated in the valid Special Meeting Request(s). A Proposing Person who submitted a Special Meeting Request (or qualified representative thereof, as described in Article II, Section 12(c)(i) below) shall be required to appear (in person or electronically, including via a pre-recorded video presentation) at the Stockholder Requested Special Meeting and present to stockholders the matters that were specified in the Special Meeting Request and included in the notice of the meeting. If no such Proposing Person or qualified representative appears (in person or electronically, including via a pre-recorded video presentation) at the Stockholder Requested Special Meeting to present such matters to stockholders, the Corporation need not present such matters for a vote at such meeting.

(f) Definitions.

(1) “Net Long Beneficial Ownership” shall mean those shares of common stock of the Corporation as to which the Proposing Person possesses (a) the sole power to vote or direct the voting, (b) the sole economic incidents of ownership (including the sole right to profits and the sole risk of loss), and (c) the sole power to dispose of or direct the disposition; provided that the number of shares calculated in accordance with the preceding clauses (a), (b) and (c) shall not include any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) and that is, directly or indirectly, held or maintained by a Proposing Person with respect to any shares of any class or series of stock of the Corporation.

(2) “Proposing Person” shall mean the holder of record of common stock submitting a Special Meeting Request and the beneficial owner of common stock, if any, on whose behalf such Special Meeting Request is made; provided that, with respect to the informational requirements of clause (iii) of the penultimate sentence of Section 3(b) of this Article II, if the record holder of such common stock is acting solely as a nominee of the beneficial owner thereof and is making the Special Meeting Request solely on behalf of and at the direction of such beneficial owner, “Proposing Person” shall mean only such beneficial owner.

SECTION 4. Notice of Meetings. Except as otherwise expressly required by statute or the Certificate of Incorporation, written notice of each annual and special meeting of stockholders stating the date, place, if any, and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat not less than ten (10) or more than sixty (60) days before the date of the meeting. Notice shall be given personally or by mail, and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Corporation. Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid. Without limiting the manner by which notice otherwise may effectively be given to stockholders, any notice to the stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law. Attendance at any meeting of stockholders (in person or by remote communication) shall constitute a waiver of notice of such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice, signed by the stockholder entitled to notice, or a waiver by electronic transmission by the stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

SECTION 5. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the principal place of business of the

Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

SECTION 6. Quorum, Adjournments. The holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meeting of stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. Any meeting of stockholders may be adjourned or recessed by the chairman of the meeting to reconvene at the same or some other place. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the time and place, if any, of the adjourned meeting are announced at the meeting at which the adjournment is taken, notice of the adjourned meeting need not be given; provided that, if the adjournment is for more than thirty (30) days, or, if after the adjournment a new record date is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 7. Organization. At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or in his or her absence or if one shall not have been elected, the President, or in his or her absence, a person designated by the Board of Directors, shall act as chairman of the meeting and shall preside at all meetings of stockholders. The Secretary, or in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint as secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

SECTION 8. Order of Business. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

SECTION 9. Voting; Proxies. Except as otherwise provided by statute or the Certificate of Incorporation, each stockholder of the Corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of capital stock of the Corporation standing in his, her or its name on the record of stockholders of the Corporation:

(a) on the date fixed pursuant to the provisions of Section 6 of Article V of these Bylaws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

(b) if no such record date shall have been so fixed, then at the close of business on the date next preceding the day on which notice thereof shall be given.

Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period. Any such proxy shall be authorized by an instrument in writing or by any other manner permitted by applicable law. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding shares of stock of the Corporation entitled to vote thereon, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Certificate of Incorporation or of these ~~By-Laws~~ Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. ~~Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question (including the election of directors) need not be by~~

~~ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.~~

SECTION 10. Inspectors. The Board of Directors may (and, if required by law, shall), in advance of any meeting of stockholders, appoint one (1) or more persons to act as inspector of elections at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one (1) or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

SECTION 11. No Action by Consent. ~~No~~ Except as otherwise provided by the Certificate of Incorporation, any action required or permitted ~~or required~~ to be taken by stockholders ~~pursuant~~ shall be taken at an annual or special meeting of stockholders, and no action required or permitted to ~~the Delaware General Corporation Law~~ be taken by stockholders may be taken by consent or consents in ~~writing~~ lieu of a meeting of stockholders.

SECTION 12. Notice of Stockholder Business and Nominations. For each annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders shall be subject to, and may only be made in compliance with, the provisions of paragraph (A) of this Section 12.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (1) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 4 of Article II of these Bylaws, (2) by or at the direction of the Board of Directors or any authorized committee thereof or (3) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in paragraphs (a)(ii) and (a)(iii) of this Section 12 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of paragraph (a)(i) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Notwithstanding anything in this Section 12(a)(ii) to the contrary, if the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section 12 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public announcement is first made by the Corporation.

(iii) Such stockholder’s notice shall set forth (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (B) the class or series and number of shares of capital stock of the Corporation which are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (C) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (D) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, (E) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (F) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act; (4) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (5) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (A) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (B) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (C) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (a)(iii) or paragraph (b) of this Section 12 of these Bylaws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (1) as of the record date for determining the stockholders entitled to notice of the meeting and (2) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and applicable stock exchange rules.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. The proposal by stockholders of any business to be conducted at a special meeting of stockholders may be made only pursuant to and in compliance with Section 3 of Article II of these Bylaws.

(c) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Notwithstanding the foregoing provisions of this Section 12, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of these Bylaws, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) Whenever used in these Bylaws, “public announcement” shall mean disclosure (1) in a press release released by the Corporation, provided such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (2) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 12; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (a)(i)(3) and (b) hereof), and compliance with paragraphs (a)(i)(3) and (b) of this Section 12 of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any special rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors upon the occurrence of a specified event or events.

SECTION 13. Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(a) participate in a meeting of stockholders; and

(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication; provided that:

(i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder;

(ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III

Board of Directors

SECTION 1. General Powers. Except as otherwise provided by the Delaware General Corporation Law or the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

SECTION 2. Number, Qualifications, Election and Term of Office.

(a) The number of directors that shall constitute the entire Board of Directors of this Corporation shall consist of a number ~~within~~ established in accordance with the ~~limits set forth in Article TWELFTH of the Corporation’s~~ Certificate of Incorporation ~~(not less than three (3) nor more than nine (9) persons). The exact number of directors shall be fixed, within the forgoing limitations, by the vote of a majority of the entire Board of Directors.~~. Directors need not be stockholders. Except as otherwise provided by statute ~~or this Corporation’s~~, the Certificate of Incorporation or these Bylaws, ~~the~~ directors shall be elected at the annual meeting of stockholders. Each director shall hold office until his or her successor shall have been duly elected and qualified, or until his ~~death, or until he shall have resigned, or have been removed, as hereinafter provided in these Bylaws~~ or her earlier death, resignation, removal or disqualification.

(b) ~~Beginning at~~ Except as otherwise provided by the ~~Annual Meeting~~ Certificate of ~~stockholders in 2006~~ Incorporation, directors shall be elected by a plurality of votes of the shares that are represented in person or by proxy at the ~~Annual Meeting~~ annual meeting of stockholders in each year and that are entitled to vote on the election of directors, subject to Article III, Section 10 of these Bylaws. ~~Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified,~~

 ~~provided that directors in office prior to the 2006 Annual meeting shall continue in office until the expiration of the terms to which they were originally elected. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.~~

~~(c) Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies.~~

(c) No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 3. Place of Meeting. Meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

SECTION 4. ~~[RESERVED].~~

~~SECTION 5. [RESERVED].~~

~~SECTION 6.~~ Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business as soon as practicable after each annual meeting of stockholders. Notice of the annual meeting of the Board of Directors need not be given except as otherwise required by statute or these Bylaws.

SECTION ~~7~~ 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these Bylaws.

SECTION ~~8~~ 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if one shall have been elected, or by two or more directors of the Corporation or by the President.

SECTION ~~9~~ 7. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section ~~9~~ 7, in which notice shall be stated the date, time and place of the meeting. Except as otherwise required by these Bylaws, such notice need not state the purpose of such meeting and, unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first-class mail, at least two (2) days before the day on which such meeting is to be held, or shall be sent by ~~telegraph, cable, telex,~~ telecopier or other means of electronic transmission~~,~~ at least twenty-four (24) hours before the time at which such meeting is to be held. Attendance at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when a director shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice, signed by the director entitled to notice, or a waiver by electronic transmission by the director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

SECTION ~~10~~ 8. Quorum and Manner of Acting. ~~A~~ Except as otherwise provided by the Certificate of Incorporation or required by applicable law, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and~~, except as otherwise expressly required by statute or the Certificate of Incorporation or these Bylaws,~~ the act of a majority of the directors present ~~thereat~~ at a meeting at which a quorum is present shall constitute the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting from time to time to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors, as such, shall act only as a Board or a duly constituted committee thereof.

SECTION ~~11~~ 9. Organization. At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, or, in the absence of the Chairman of the Board or if one shall not have been elected, the President (or, in his or her absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary, or, in his or her absence, any person appointed by the Chairman shall act as secretary of the meeting and keep the minutes thereof.

SECTION ~~12~~ 10. Resignations. Any director of the Corporation may resign at any time by giving notice of his or her resignation in writing or by electronic transmission to the Corporation. A resignation shall be effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Except in the case of a contested election, any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to the Board of Directors following certification of the election results. (For purposes of this Section ~~12~~ 10, an election is a “contested election” if, as of the tenth ( ~~10 th~~ 10th ) day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, the number of nominees for election as directors at such meeting exceeds the number of directors to be elected at such meeting.) Within 60 days following the certification of the election results, the Board of Directors (excluding the director in question) will decide, through a process managed by the Nominating and Governance Committee of the Board of Directors, whether to accept the resignation. Absent a compelling reason for the director to remain on the Board of Directors, the Board of Directors shall accept the resignation. The Board of Directors will promptly disclose its decision to accept or reject the tendered resignation, which disclosure shall include, if the tendered resignation is rejected, a summary of the reasons underlying the decision of the Board of Directors to reject the tendered resignation. For purposes of this Section ~~12~~ 10, a “compelling reason” could include, without limitation, a situation in which a director nominee was the target of a “vote no” campaign on an illegitimate basis, such as racial discrimination, or the resignation would cause the Corporation to be in violation of its organizational documents or regulatory requirements.

SECTION ~~13~~ 11. Vacancies. Newly created directorships resulting from any increase in the number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled exclusively by the affirmative vote of a majority of the remaining members of the Board of Directors (and not by stockholders), although less than a quorum, or by a sole remaining director. Each director so elected shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as provided in this Corporation’s Certificate of Incorporation or as herein provided in these Bylaws.

~~SECTION 14. Removal of Directors. Except as otherwise provided by statute, any director may be removed only for cause.~~

~~SECTION 15. [RESERVED].~~

~~SECTION 16.~~

SECTION 12. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one (1) or more committees, including any executive committee, each committee to consist of one (1) or more of the directors of the Corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Except to the extent restricted by statute or the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise the full power and authority of the Board of Directors. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

SECTION ~~17~~ 13. Action by Consent. Unless restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION ~~18~~ 14. Telephonic Meeting. Unless restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section ~~18~~ 14 shall constitute presence in person at the meeting.

ARTICLE IV

Officers

SECTION 1. Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the President, one (1) or more Vice-Presidents, the Secretary, the Treasurer, the Chairman of the Board of Directors, and the Vice-Chairman of the Board of Directors. If the Board of Directors wishes it may also elect other officers (including one (1) or more Assistant Treasurers and one (1) or more Assistant Secretaries), as may be necessary or desirable for the business of the Corporation. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders, and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until he or she shall have resigned or have been removed, as hereinafter provided in these Bylaws.

SECTION 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or the Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

SECTION 3. Removal. Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

SECTION 4. Chairman of the Board. The Chairman of the Board, if one shall have been elected, shall be a member of the Board, an officer of the Corporation and, if present, shall preside at each meeting of the Board of Directors or the stockholders. He or she shall advise and counsel with the President and shall perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

SECTION 5. The President. The President shall be the Chief Executive Officer of the Corporation. He or she shall, in the absence of the Chairman of the Board or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board of Directors or the stockholders. He or she shall perform all duties incident to the office of President and Chief Executive Officer and such other duties as may from time to time be assigned to him or her by the Board of Directors.

SECTION 6. Vice-Presidents. Each Vice President shall perform all such duties as from time to time may be assigned to him or her by the Board of Directors or the President. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act, the Vice-President, or if there shall be more than one (1), the Vice-Presidents in the order determined by the Board of Directors (or if there be no such determination, then the Vice Presidents in the order of their election), shall perform the duties of the President, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the President in respect of the performance of such duties.

SECTION 7. Treasurer. The Treasurer shall:

(a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

(b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

(c) deposit all moneys and other valuables to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to its direction;

(d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

(e) disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefor;

(f) render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

(g) in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board of Directors.

SECTION 8. Secretary. Secretary shall

(a) keep or cause to be kept in one (1) or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

(b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law;

(c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

(d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

(e) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors.

SECTION 9. The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one (1), the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 10. The Assistant Secretary. The Assistant Secretary, or if there shall be more than one (1), the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 11. Officers’ Bonds or Other Security. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his or her duties, in such amount and with such surety or sureties as the Board of Directors may require.

SECTION 12. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors.

ARTICLE V

Shares, etc.

SECTION 1. Share Certificates. The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificated form. Each of the Chairman of the Board ~~or~~, the President ~~or a~~, any Vice-President ~~and by~~, the Secretary, ~~an~~ any Assistant Secretary, the Treasurer or ~~an~~ any Assistant Treasurer ~~representing the number of shares registered in certificated form.~~, along with any other officer of the Corporation expressly delegated such authority by the Board, shall be authorized to sign such certificates. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. When the Corporation is authorized to issue shares of more than one (1) class of stock there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights and/or limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series. In the case of uncertificated shares, such statement shall be included in a notice provided in accordance with applicable law.

SECTION 2. Books of Account and Record of Stockholders. There shall be kept correct and complete books and records of account of all the business and transactions of the Corporation. There shall also be kept, at the principal office of the Corporation, or such other office as determined by the Corporation, a record containing the names and addresses of all stockholders of the Corporation, the number of shares (and class or series thereof) held by each, and the dates when they became the holders of record thereof.

SECTION 3. Transfers of Shares. Transfers of shares of the Corporation shall be made on the records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon (or, in the case of uncertificated shares, upon surrender thereof in accordance with applicable law and procedures governing the transfer thereof). The person in whose name shares shall stand on the record of stockholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary or to a transfer agent, such fact shall be noted on the records of the Corporation.

SECTION 4. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one (1) or more transfer agents and one (1) or more registrars and may require all certificates for shares of stock to bear the signature of any of them.

SECTION 5. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration or certificates for shares of the Corporation or for uncertificated shares.

SECTION 6. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not more than sixty (60) nor less than ten (10) days before the date then fixed for the holding of any meeting of stockholders, as the time as of which the stockholders entitled to notice of and to vote at such meeting, shall be determined, and all persons who were stockholders of record of voting shares at such time, and no others, shall be entitled to notice of and to vote at such meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not more than sixty (60) days prior to such action, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

SECTION 7. Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion, require such owner or such owner’s legal representatives to give to the Corporation a bond sufficient (and in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board of Directors in its absolute discretion shall determine), to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, or the issuance of such new certificate or uncertificated shares.

ARTICLE VI

Indemnification

SECTION 1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans~~,~~ (each, an “other enterprise”), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article VI, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation.

SECTION 2. Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

SECTION 3. Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

SECTION 4. Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 5. Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

SECTION 6. Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

SECTION 7. Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

SECTION 8. Interpretation. Any reference to an officer of the Corporation in this Article VI shall be deemed to refer exclusively to the President, any Vice President, the Secretary or any Assistant Secretary, the Treasurer or any Assistant Secretary, the Chairman of the Board of Directors and the Vice-Chairman of the Board of Directors, and any other officer of the Corporation elected by the Board of Directors pursuant to Article IV of these Bylaws, and any reference to an officer of any other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other enterprise pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other enterprise for purposes of this Article VI.

ARTICLE VII

General Provisions

SECTION 1. Dividends. Subject to statute and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation, unless otherwise provided by statute or the Certificate of Incorporation.

SECTION 2. Reserves. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

SECTION 3. Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors.

SECTION 4. Fiscal Year. The fiscal year of the Corporation shall be fixed from time to time by the Board of Directors.

SECTION 5. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

SECTION 6. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 7. Voting of Securities in Other Entities. Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board or the President, from time to time, may (or may appoint one (1) or more attorneys or agents to) cast the votes which the Board of Directors may be entitled to cast as a holder of securities or otherwise in any other entity, any of whose securities may be held by the Corporation, at meetings of the holders of securities of such other entity, or to consent in writing to any action by any such other entity. In the event one (1) or more attorneys or agents are appointed, the Chairman of the Board or the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chairman of the Board or the President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises.

SECTION 8. Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE VIII

Amendments

These Bylaws may be amended or repealed ~~or~~, and new Bylaws may be adopted, by the stockholders at any annual or special meeting ~~of stockholders at which time a quorum is present or represented, by the vote of the holders of shares entitled to vote in the election of directors~~ thereof, provided that notice of the proposed amendment or repeal or adoption of new Bylaws is contained in the notice of such meeting. These Bylaws may also be amended or repealed ~~or new Bylaws may be adopted by the Board at any regular or special meeting of the Board of Directors. If any Bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the Bylaw so adopted, amended or repealed, together with a concise statement of the changes made.~~, and new Bylaws may be adopted, by the Board. Bylaws adopted by the Board of Directors may be amended or repealed by the stockholders.

Notwithstanding anything to the contrary contained in these Bylaws ~~to the contrary~~, but in addition to any vote required by the Certificate of Incorporation, any other provision of these Bylaws or applicable law, Section 11 of Article II, Section 2 of Article III, ~~Section 13 of Article III~~ and Section ~~14~~ 11 of Article III of these Bylaws shall not be altered, amended or repealed by the stockholders, and no provisions inconsistent therewith shall be adopted~~, except in accordance with Article FOURTEENTH of the Certificate of Incorporation~~ by the stockholders, without the affirmative vote of the holders of ~~this~~ at least two-thirds in voting power of the outstanding stock of the Corporation entitled to vote thereon.

*** Exercise Your *Right* to Vote ***

STAAR SURGICAL COMPANY

1 OF 2
12
15

0000378534_1 R1.0.1.17

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 16, 2018
Date: June 14, 2018 **Time:** 8:30 AM PDT
Location: STAAR Surgical Company
1911 Walker Ave.
Monrovia, CA 91016

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

BARCODE1 OF 212151234567123456712345671234567123456712345671234567See the reverse side of this notice to obtainproxy materials and voting instructions.Broadridge Internal Use OnlyJob #Envelope #Sequence ## of # Sequence #*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theStockholder Meeting to Be Held on <mtgdate>.You are receiving this communication because you holdshares in the above named company.This is not a ballot. You cannot use this notice to votethese shares. This communication presents only anoverview of the more complete proxy materials that areavailable to you on the Internet. You may view the proxymaterials online at www.proxyvote.com or easily request apaper copy (see reverse side).We encourage you to access and review all of the importantinformation contained in the proxy materials before voting.Meeting InformationMeeting Type:<mtgtype>For holders as of:<recdate>Date: Time: <mtgtime>Location:0000378534_1 R1.0.1.17STAAR SURGICAL COMPANYSTAAR SURGICAL COMPANY1911 WALKER AVENUEMONROVIA, CA 91016ATTN: SAMUEL GESTEN CORP. SECInvestor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1Annual MeetingApril 16, 2018June 14, 2018June 14, 20188:30 AM PDTSTAAR Surgical Company1911 Walker Ave.Monrovia, CA 91016

Before You VoteHow to Access the Proxy Materials Internal UseOnlyPlease Choose One of the Following Voting MethodsVote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.How To Vote ; ; ; ; ;Proxy Materials Available to VIEW or RECEIVE:How to View Online:Have the information that is printed in the box marked by the arrow (located on thefollowing page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request:1)BY INTERNET:www.proxyvote.com2)BY TELEPHONE:1-800-579-16393)BY E-MAIL*:sendmaterial@proxyvote.com*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow (located on the following page) in the subject line. ; ; ; ; ; ; ; ; ; ;0000378534_2 R1.0.1.171. Form 10-K 2. Notice & Proxy StatementRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before May 31, 2018 to facilitate timely delivery.

Voting items 0000378534_3 R1.0.1.17The Board of Directors recommends you vote FOR the following:1. Election of Directors. Nominees01 Stephen C. Farrell02 Caren Mason03 John C. Moore04 Louis E. Silverman05 William P. WallThe Board of Directors recommends you vote FOR proposals 2. through 11.2. Approval of amendments to our Omnibus Equity Incentive Plan and to increase the number of shares of common stock reserved for issuance.3. Approval of amendments to our Amended and Restated Certificate of Incorporation ("COI") to make certain changes reflecting current practices in corporate governance.4. Approval of amendments to our Amended and Restated Bylaws ("Bylaws") to make certain changes reflecting current practices in corporate governance.5. Approval of amendment to our COI to increase the minimum number of authorized directors from three to five.6. Approval of amendments to our Bylaws to increase the minimum number of authorized directors from three to five7. Approval of amendments to our COI to reflect that directors may be removed with or without cause.8. Approval of amendments to our Bylaws to reflect that directors may be removed with or without cause.9. Ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 28, 201810. Advisory vote to approve annual compensation program for non-employee directors11. Advisory vote to approve STAAR's compensation of its named executive officers.NOTE: In their discretion, the proxies are authorized to vote upon suchother business as may properly come before the Annual Meeting ofStockholders or any postponement or adjournment thereof.

Reserved for Broadridge Internal Control Information

0000378534_4 R1.0.1.17

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

Reserved for Broadridge Internal Control Information THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLEBroadridge Internal Use OnlyJob #Envelope #Sequence ## of # Sequence #NAMETHE COMPANY NAME INC. - COMMON123,456,789,012.12345THE COMPANY NAME INC. - CLASS A123,456,789,012.12345THE COMPANY NAME INC. - CLASS B123,456,789,012.12345THE COMPANY NAME INC. - CLASS C123,456,789,012.12345THE COMPANY NAME INC. - CLASS D123,456,789,012.12345THE COMPANY NAME INC. - CLASS E123,456,789,012.12345THE COMPANY NAME INC. - CLASS F123,456,789,012.12345THE COMPANY NAME INC. - 401 K123,456,789,012.12345

111234567812345678123456781234567812345678123456781234567812345678NAMETHE COMPANY NAME INC. - COMMON123,456,789,012.12345THE COMPANY NAME INC. - CLASS A123,456,789,012.12345THE COMPANY NAME INC. - CLASS B123,456,789,012.12345THE COMPANY NAME INC. - CLASS C123,456,789,012.12345THE COMPANY NAME INC. - CLASS D123,456,789,012.12345THE COMPANY NAME INC. - CLASS E123,456,789,012.12345THE COMPANY NAME INC. - CLASS F123,456,789,012.12345THE COMPANY NAME INC. - 401 K123,456,789,012.12345→x020000000000JOB #1 OF 21 OF 2PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX]DateDateCONTROL #SHARESTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 00000378535_1 R1.0.1.17ForWithholdFor AllAllAllExceptThe Board of Directors recommends you vote FORthe following:1. Election of Directors. Nominees01 Stephen C. Farrell02 Caren Mason03 John C. Moore04 Louis E. Silverman05 William P. WallSTAAR SURGICAL COMPANY1911 WALKER AVENUEMONROVIA, CA 91016ATTN: SAMUEL GESTEN CORP. SECInvestor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time the day before the cut-off date ormeeting date. Have your proxy card in hand when you access the web site andfollow the instructions to obtain your records and to create an electronic votinginstruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR proposals 2. through 11.ForAgainstAbstain2. Approval of amendments to our Omnibus Equity Incentive Plan and to increase the number of shares of common stock reserved for issuance.3. Approval of amendments to our Amended and Restated Certificate of Incorporation ("COI") to make certain changes reflecting current practices in corporate governance.4. Approval of amendments to our Amended and Restated Bylaws ("Bylaws") to make certain changes reflecting current practices in corporate governance.5. Approval of amendment to our COI to increase the minimum number of authorized directors from three to five.6. Approval of amendments to our Bylaws to increase the minimum number of authorized directors from three to five7. Approval of amendments to our COI to reflect that directors may be removed with or without cause.ForAgainstAbstain8. Approval of amendments to our Bylaws to reflect that directors may be removed with or without cause.9. Ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 28, 201810. Advisory vote to approve annual compensation program for non-employee directors11. Advisory vote to approve STAAR's compensation of its named executive officers.NOTE: In their discretion, the proxies are authorized to vote upon suchother business as may properly come before the Annual Meeting ofStockholders or any postponement or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation orpartnership, please sign in full corporate or partnership name, by authorized officer.

STAAR SURGICAL COMPANY
Annual Meeting of Stockholders
June 14, 2018 8:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Caren Mason and Samuel Gesten, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all of the shares of common stock of STAAR SURGICAL COMPANY held of record by the undersigned at the close of business on April 16, 2018 at the Annual Meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000378535_2 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Form 10-K, Notice & Proxy Statement is/areavailable atwww.proxyvote.com Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Form 10-K, Notice & Proxy Statement is/areavailable atwww.proxyvote.com Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Form 10-K, Notice & Proxy Statement is/areavailable atwww.proxyvote.com Continued and to be signed on reverse side